As filed with the Securities and Exchange Commission on October 20, 2020
Securities Act File
No. 333-221764
Investment Company Act File
No. 811-23312

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Post-effective Amendment No. 11	☒
AND/OR
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 14	☒

Impact Shares Trust I
(Exact Name of Registrant as Specified in Charter)

2189 Broken Bend
Frisco, Texas 75034
(Address of Principal Executive Offices)
(469)
442-8424
(Registrant’s Telephone Number)
Ethan Powell
2189 Broken Bend
Frisco, Texas 75034
(Name and Address of Agent for Service)

Copies of Communications to:
Brian D. McCabe, Esq.
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199

It is proposed that this filing will become effective (check applicable box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 22, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on October 22, 2019 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

October 22, 2020
FUNDS PROSPECTUS
Impact Shares NAACP Minority Empowerment ETF
Ticker: NACP – NYSE ARCA
Impact Shares YWCA Women’s Empowerment ETF
Ticker: WOMN – NYSE ARCA
Impact Shares Sustainable Development Goals Global Equity ETF
Ticker: SDGA – NYSE ARCA
October 22, 2020
Although these securities have been registered with the U.S. Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.impactetfs.org), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling
844-448-3383
(844-GIVE-ETF).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call
844-448-3383
(844-GIVE-ETF)
to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.
Not FDIC Insured
May Lose Value
No Bank Guarantee

-i-

Impact Shares NAACP Minority Empowerment ETF
FUND SUMMARY
Investment Objective
The Impact Shares NAACP Minority Empowerment ETF (the “Fund”) seeks investment results that, before fees and expenses, track the performance of the Morningstar
®
Minority Empowerment Index (the “Underlying Index”).
Fees and Expenses
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee (1)(2)	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.11%
Waivers and Reimbursements (3)	(0.62)%
Total Annual Operating Expenses after Waivers and Reimbursements (3)	0.49%

(1)
The Fund pays for the transfer agency, custody, fund administration, legal, audit and other services it requires under a unitary fee structure (the “unitary advisory fee”). Therefore, the Fund’s “Management Fee” includes fees payable to Impact Shares, Corp. (“Impact Shares” or the “Adviser”) for advisory services and for the provision by third parties engaged by Impact Shares of transfer agency, custody, fund administration, legal, audit and other services. Under the Fund’s Investment Advisory Agreement, the Adviser bears all expenses of the Fund (including those of the services listed above) with the exception of those described under the section titled “Management of the Fund.”

(2)
Impact Shares is paid a Management Fee at an annual rate of 0.75% on the “Average Daily Managed Assets” of the Fund. “Average Daily Managed Assets” is the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage).

(3)
The Adviser has contractually agreed to reimburse the Fund for certain expenses excluded from the unitary advisory fee through at least October 28, 2021. This contract may not be terminated without the action or consent of the Fund’s Board of Trustees.

Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below. The Example reflects expense limitation agreements and/or waivers, if any, in effect for the one-year period and the first year of the three-year period. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$77	$317	$577	$1,319

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2020, the Fund’s portfolio turnover rate was 25%.
Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its total assets, plus borrowings for investment purposes (the “80% basket”) in component securities of the Underlying Index (“Component Securities”).
The Fund may invest the remaining 20% of its total assets (the “20% basket”) in securities and instruments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type and of companies of any market capitalization (including small-
and mid-capitalization companies),
market sector or industry, but expects to invest primarily in equity securities of U.S. companies. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. The Fund also may invest in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates and/or currencies, within the 20% basket to track the Underlying Index and as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to hedge various investments for risk management and speculative purposes. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser or its affiliates.
Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index.
The Adviser may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, leverage and price to earnings ratios) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.
The Fund concentrates its investments in a particular industry or group of industries to approximately the same extent as the Underlying Index is so concentrated.
The Fund is
a non-diversified fund
as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

The Underlying Index is designed to measure the performance of large and mid- capitalization
companies that are “empowering to minorities,” and to exhibit risk and return characteristics similar to those of the Morningstar
US Large-Mid Cap
®
 Index, as described below.
The Underlying Index is constructed using a rules based methodology to select companies from the Morningstar
US Large-Mid Cap
®
 Index (the “Parent Index”), a free
float market-cap weighted
index that constitutes 90% of the total market capitalization of the U.S. market) that have strong minority empowerment practices. Morningstar constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified and compiled by the NAACP (“NAACP” or the “Partner Nonprofit”) to measure the strength of minority empowerment practices and products or services for each company within the Parent Index (a company’s “Minority Empowerment Composite Score”). Based on that scoring, excluding those companies with a detrimental score for applicable controversies (as determined by Sustainalytics), the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure of companies with higher rankings as to minority empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. The Index Provider determines the weighting of each security in the Underlying Index using the following variables: Minority Empowerment Composite Score, market capitalization, maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.
The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.
The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on the following social screens used in determining the Minority Empowerment Composite Score that narrows the Index Universe. Each of the social screens for the Minority Fund addresses an issue that has a history of NAACP support.
1.
 Board Diversity
 This indicator provides an assessment of the diversity of a company’s board of directors. Diversity of background can provide fresh perspectives in the boardroom and lead to better board decision-making.
2.
 Discrimination Policy
 This indicator provides an assessment of the quality of a company’s policy to eliminate discrimination, including racial discrimination, and ensure equal opportunity.
3.
 Scope of Supplier Social Programs
 This indicator assesses whether a company has supply chain/contractors’ social programs including a focus on racial diversity and empowerment, and the scope of such standards.

4.
 Digital Divide Programs
 This indicator provides an assessment of the presence of programs that address the digital divide, i.e. the lack of access to modern means of communication/internet. Access to such means is often difficult for certain groups in modern society (e.g., people of color, poor, elderly) or people in certain regions.
5.
 Freedom of Association Policy
 This indicator provides an assessment of the quality of a company’s freedom of association and collective bargaining policy, including its impact on racial minorities.
6.
 Diversity Programs
 This indicator assesses the strength of a company’s initiatives to increase the diversity of its workforce, including racial diversity
7.
 Supply Chain Monitoring
 This indicator provides an assessment of whether the company has a supply chain monitoring system and/or whether there are other supply chain monitoring activities. Racial minority focused social standards are included within this monitoring.
8.
 Community Development Programs
 This indicator assesses the strength of a company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities, including minority communities, directly affected by the company’s operations.
9.
 Minority-Inclusive Health and Safety Management System
 This indicator assesses the strength of the company’s initiatives to manage employee health and safety and prevent accidents and occupational illnesses.
10.
 Conflict Minerals Programs
 This indicator measures the strength of a company’s initiatives to eliminate conflict minerals from its products and its supply chain.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
Asset Class
 Risk
. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Derivatives Risk.
 Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Exchange-Traded Funds Risk
. The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Equity Investing Risk
. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance
with regulatory requirements, and reduced demand for the issuer’s goods or services and also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Ethnic Diversity Risk.
 The returns on a portfolio of securities that excludes companies that are not ethnically diverse may trail the returns on a portfolio of securities that includes companies that are not ethnically diverse. Investing only in a portfolio of securities that are ethnically diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.
Fee Risk.
 Because the fees paid by the Fund to Impact Shares are based on the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage), Impact Shares has a financial incentive to cause the Fund to utilize leverage, which creates a conflict of interest between Impact Shares, on the one hand, and the shareholders of the Fund, on the other hand.
Futures Contracts
 Risk.
 Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.
Index Performance Risk.
The Fund seeks to track an index maintained by a third party provider unaffiliated with the Fund or the Adviser. There can be no guarantee or assurance that the methodology used by the third party provider to create the index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the index or the daily calculation of the index will be free from error. It is also possible that the value of the index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.
Industry Concentration Risk.
 Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.
Intellectual Property Risk
. The Fund relies on licenses that permit the Adviser to use the Underlying Index and associated trade names, trademarks and service marks, as well as the Partner Nonprofit’s name and logo (the “Intellectual Property”) in connection with the investment strategies of the Fund and/or in marketing and other materials for the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.
Limited Fund Size Risk
. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.
Management Risk.
 Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser has limited experience managing an ETF. The relative lack of experience of the Adviser may increase the Fund’s management risk.
Market Price Variance Risk
. Fund shares are listed for trading on NYSE (the “Exchange”) and can be bought and sold in the secondary market at prevailing market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE is open but after the applicable market closing, fixing or settlement times, bid-ask spreads
and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. In times of market stress, market makers and authorized participants may step away from their respective roles in making a market in Fund shares or in executing purchase and redemption orders, which could lead to variances between the market price of Fund shares and the underlying value of those shares. Also, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity of the Fund’s portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop
order. The Fund’s shares may be listed or traded on U.S.
and non-U.S. stock
exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors
through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.
Mid-Cap
 Company Risk.
 Investing in securities
of mid-cap companies
may entail greater risks than investments in larger, more established companies. Mid-cap companies
tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Non-Diversification
 Risk.
 As
a non-diversified fund
for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. Although the Fund is “non-diversified” for
purposes of the 1940 Act, the Fund intends to comply with the diversification requirements under Subchapter M of the Code in order to be eligible to qualify as a regulated investment company.
Operational and Technology Risk
. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, index providers, Authorized Participants (as defined below), market makers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Options Risk.
 Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.
Passive Investment Risk.
 The Fund is not actively managed and invests in securities included in, or representative of, the Underlying Index regardless of such securities’ investment merits. The Fund will likely lose value to the extent the Underlying Index loses value. The Adviser does not attempt to take defensive positions under any market conditions, including during declining markets.
Securities Market Risk.
 The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics such as the
COVID-19
outbreak can affect this value and you may lose money by investing in the Fund. These conditions (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, including earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious disease including epidemics or pandemics such as the
COVID-19
outbreak, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.
Small-Cap
 Company Risk
. Investing in the securities
of small-cap companies
either directly or indirectly through investments in
ETFs, closed-end funds
or mutual funds may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Swaps Risk
. Investments in swaps involve both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”)
swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.
Tracking Error Risk
. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.
Performance
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period and since inception. As with all mutual funds, the Fund’s past performance (both before and after taxes) does not predict the Fund’s future performance. Updated information about the Fund’s performance can be found by visiting the Fund’s website at www.impactetfs.org or by calling
844-448-3383 (844-GIVE-ETF).

Annual Total Return
(1)
The bar chart shows the performance of the Fund as of December 31, 2019.

(1)
As at September 30, 2020 (the most recently ended quarter for which data is available), the year to date return of the Fund was 11.18%. The following table sets forth the Fund’s highest and lowest quarterly returns since inception.

Highest Quarterly Return	Highest Quarterly Return Date	Lowest Quarterly Return	Lowest Quarterly Return Date
13.33%	3/31/19	1.76%	9/30/19

Impact Shares NAACP Minority Empowerment ETF
Average Annual Returns
(For the Year Ended December 31, 2019 and Since Inception)

	1 Year	5 Years	10 Years	Since Inception
Fund Returns Before Taxes	30.10%	N/A	N/A	12.62%
Fund Returns After Taxes on Distributions	29.69%	N/A	N/A	12.23%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	18.06%	N/A	N/A	9.62%
Morningstar ® Minority Empowerment Index (1)	29.91%	N/A	N/A	12.19%

(1)	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Impact Shares, Corp. serves as the investment adviser to the Fund. The portfolio manager for the Fund is Ethan Powell, who has managed the Fund since inception.

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	July 2018	President
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund. The Fund issues and redeems shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which comprises 50,000 shares (“Creation Units”). Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Important Additional Information
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Impact Shares YWCA Women’s Empowerment ETF
FUND SUMMARY
Investment Objective
The Impact Shares YWCA Women’s Empowerment ETF (the “Fund”) seeks investment results that, before fees and expenses, track the performance of the Morningstar
®
 Women’s Empowerment Index (the “Underlying Index”).
Fees and Expenses
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee (1)(2)	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.11%
Waivers and Reimbursements (3)	(0.36)%
Total Annual Operating Expenses after Waivers and Reimbursements (3)	0.75%

(1)
The Fund pays for the transfer agency, custody, fund administration, legal, audit and other services it requires under a unitary fee structure (the “unitary advisory fee”). Therefore, the Fund’s “Management Fee” includes fees payable to Impact Shares, Corp. (“Impact Shares” or the “Adviser”) for advisory services and for the provision by third parties engaged by Impact Shares of transfer agency, custody, fund administration, legal, audit and other services. Under the Fund’s Investment Advisory Agreement, the Adviser bears all expenses of the Fund (including those of the services listed above) with the exception of those described under the section titled “Management of the Fund.”

(2)
Impact Shares is paid a Management Fee at an annual rate of 0.75% on the “Average Daily Managed Assets” of the Fund. “Average Daily Managed Assets” is the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage).

(3)
The Adviser has contractually agreed to reimburse the Fund for certain expenses excluded from the unitary advisory fee through at least October 28, 2021. This contract may not be terminated without the action or consent of the Fund’s Board of Trustees.

Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below. The Example reflects expense limitation agreements and/or waivers, if any, in effect for the one-year period and the first year of the three-year period. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$77	$317	$577	$1,319

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2020, the Fund’s portfolio turnover rate was 47%.
Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its total assets plus any borrowings for investment purposes (the “80% basket”) in component securities of the Underlying Index (“Component Securities”). The Fund may invest the remaining 20% of its total assets (the “20% basket”) in securities or other instruments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type (including equity and debt securities) and of companies of any market capitalization (including small- and mid-capitalization
companies), market sector or industry, but expects to invest primarily in equity securities of U.S. companies. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. The Fund also may invest in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates and/or currencies, within the 20% basket to track the Underlying Index and as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to hedge various investments for risk management and speculative purposes. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser or its affiliates.
Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index.
The Adviser may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, leverage and price to earnings ratios) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.
The Fund concentrates its investments in a particular industry or group of industries to approximately the same extent as the Underlying Index is so concentrated.
The Fund is
a non-diversified fund
as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.
The Underlying Index is designed to measure the performance of U.S. large and mid- capitalization
companies that are “empowering to women,” and to exhibit risk and return characteristics similar to those of the Morningstar
US Large-Mid Cap
®
 Index (the “Parent Index”), as described below. The Parent Index is a free float market-cap weighted
index that constitutes 90% of the total market capitalization of the U.S. market. The Parent Index is an equity benchmark designed to comprehensively represent the performance of the companies incorporated and/or listed in the United States and contains large and mid-capitalization equities
and is designed with the following objectives in mind: (1) transparent and objective rules; (2) full investibility; and (3) low turnover.
The Underlying Index is constructed using a rules based methodology to select companies from the Parent Index that have strong women’s empowerment practices. Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Equileap, the Fund’s ESG research provider. The YWCA USA (“YWCA” or the “Partner Nonprofit”) has reviewed and approved the use of Equileap’s social screens (through the use of the Underlying Index) to measure the strength of women’s empowerment practices and products or services for each company within the Parent Index (a company’s “Gender Diversity Score”). After excluding those companies that Equileap determines are (i) involved in the weapons, gambling, or tobacco industries, (ii) on the Norwegian Ethics Council List
1
or (iii) that have experienced an applicable legal controversy, the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to women’s empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. Morningstar determines the weighting of each security in the Underlying Index using the following variables: Gender Diversity Score, market capitalization, and maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.
The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Equileap, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.
The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on the following social screens used in determining the Gender Diversity Score that narrows the universe of companies included in the Parent Index. Equileap determines a company’s Gender Diversity Score based upon its analysis of publicly available information, as reported by such company in its most recent annual report for its fiscal year end.
Each of the social screens for the Fund addresses an issue that has a history of YWCA support.
CATEGORY A: GENDER BALANCE IN LEADERSHIP & WORKFORCE
1. Non-Executive Board:
Percentage of male and female as a proportion of the total number of non-executive
Board members, as of the fiscal year end wherever available, otherwise as of the date of the latest filing.

1
The list of companies that the Council of Ethics for the Norwegian Government Pension Fund Global (the “Pension Fund”) has recommended excluding from the Pension Fund’s portfolio of investments on the grounds that investment in such companies would be inconsistent with the Pension Fund’s Ethical Guidelines.

2. Executives: Percentage of male and female executives as a proportion of the total number of executives, as of the fiscal year end wherever available, otherwise as of the date of the latest filing Executives are either defined by the company or represent those individuals that form the company executive committee/ board, management committee/board or equivalent.
3. Senior Management: Percentage of male and female senior management, as a proportion of the total number of senior management, as of the fiscal year end wherever available, otherwise as of the date of the latest filing. Senior management are defined and reported by the company.
4. Workforce: Percentage of male and female employees at the company, as a percentage of total employees.
5. Promotion & Career Development Opportunities: Ratio of male and female employees in management compared to ratio of each gender in total employees.
CATEGORY B: EQUAL COMPENSATION & WORK LIFE BALANCE
6. Fair Remuneration: Demonstrates a commitment to ensure payment of a fair wage to all employees, even in those countries that do not legally require a minimum wage.
7. Equal Pay: Commitment to provide comparable wages, hours, and benefits, including retirement benefits, for all employees for comparable work in country of incorporation.
8. Parental Leave: Paid leave programs for child and dependent care to both women and men (maternity leave, paternity leave, dependent care) in country of incorporation.
9. Flexible Work Options: Option for employees to control and/or vary the start/end times of the work day and/or vary the location from which employees work in country of incorporation.
CATEGORY C: POLICIES PROMOTING GENDER EQUALITY
10. Training and Career Development: Ensures equal access to training and career development.
11. Recruitment Strategy: Commitment to
ensure non-discrimination against
any type of demographic group. This could be in the form of an equal opportunities policy, as described by the company.
12. Freedom from Violence, Abuse and Sexual Harassment: Prohibit all forms of violence in the workplace, including verbal, physical and sexual harassment.
13. Safety at Work: Commitment to the safety of employees in the workplace, in travel to and from the workplace, and on company related business, and ensure the safety of vendors in the workplace.
14. Human Rights: Commitment to ensure the protection of the rights of all people it works with including employees’ rights to participate in legal, civic and political affairs.
15. Social Supply Chain: Commitment to reduce social risks in its supply chain such as forbidding business-related activities that condone, support, or otherwise participate in human trafficking, including for labor or sexual exploitation
16. Supplier Diversity: Commitment to ensure diversity in the supply chain, including a focus to ensure female-owned businesses in the supply chain.

17. Employee Protection: Systems and policies for the reporting of internal ethical compliance complaints without retaliation or retribution, including but not limited to access to confidential third-party ethics hotlines or systems for confidential written complaints
CATEGORY D: COMMITMENT, TRANSPARENCY & ACCOUNTABILITY
18. Commitment to Women’s Empowerment—Recognition and commitment to ensuring women’s empowerment in the workplace.
19. Audit- Undertaken and awarded an independent gender audit certificate by an Equileap recognized body.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
Asset Class
 Risk
. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Derivatives Risk
. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.
Exchange-Traded Funds Risk
. The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Equity Investing Risk
. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance
with regulatory requirements, and reduced demand for the issuer’s goods or services and also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Fee Risk
. Because the fees paid by the Fund to Impact Shares are based on the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage), Impact Shares has a financial incentive to cause the Fund to utilize leverage, which creates a conflict of interest between Impact Shares, on the one hand, and the shareholders of the Fund, on the other hand.
Futures Contracts Risk.
 Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.
Gender Diversity Risk
. The returns on a portfolio of securities that excludes companies that are not gender diverse may trail the returns on a portfolio of securities that includes companies that are not gender diverse. Investing only in a portfolio of securities that are gender diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.
Index Performance Risk.
The Fund seeks to track an index maintained by a third party provider unaffiliated with the Fund or the Adviser. There can be no guarantee or assurance that the methodology used by the third party provider to create the index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the index or the daily calculation of the index will be free from error. It is also possible that the value of the index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.
Industry Concentration Risk
. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance may depend to a large extent on the overall condition of such industry or group of industries and the Fund may be susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.
Intellectual Property Risk
. The Fund relies on licenses that permit the Adviser to use the Underlying Index and associated trade names, trademarks and service marks, as well as the Partner Nonprofit’s name and logo (the “Intellectual Property”) in connection with the investment strategies of the Fund and/or in marketing and other materials for the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.
Limited Operating History Risk
. The Fund has a limited operating history for investors to evaluate as of the date of this Prospectus. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.
Management Risk
. Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser has limited experience managing an ETF. The relative lack of experience of the Adviser may increase the Fund’s management risk.
Market Price Variance Risk
. Fund shares arelisted for trading on NYSE Arca, Inc. (the “Exchange”) and can be bought and sold in the secondary market at prevailing market prices. The market prices of shares will fluctuate in response to changes in the net asset value (“NAV”) and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads
and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. In times of market stress, market makers and authorized participants may step away from their respective roles in making a market in Fund shares or in executing purchase and redemption orders, which could lead to variances between the market price of Fund shares and the underlying value of those shares. Also, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity of the Fund’s portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop
order. The Fund’s shares may be listed or traded on U.S.
and non-U.S. stock
exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors
through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.
Mid-Cap
 Company Risk
. Investing in securities
of mid-cap companies
may entail greater risks than investments in larger, more established companies. Mid-cap companies
tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Non-Diversification
 Risk
. As
a non-diversified fund
for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. Although each Fund is “non-diversified” for
purposes of the 1940 Act, each Fund intends to comply with the diversification requirements under Subchapter M of the Code in order to be eligible to qualify as a regulated investment company.
Operational and Technology Risk
. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, index providers, Authorized Participants (as defined below), market makers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk
. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.
Passive Investment Risk
. The Fund is not actively managed and invests in securities included in, or representative of, the Underlying Index regardless of such securities’ investment merits. The Adviser does not attempt to take defensive positions under any market conditions, including during declining markets.
Securities Market Risk
. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics such as the
COVID-19
outbreak can affect this value and you may lose money by investing in the Fund. These conditions (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, including earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious disease including epidemics or pandemics such as the
COVID-19
outbreak, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.
Small-Cap
 Company Risk
. Investing in the securities
of small-cap companies
either directly or indirectly through investments in
ETFs, closed-end funds
or mutual funds may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Swaps Risk
. Investments in swaps involve both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter
(“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.
Tracking Error Risk
. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance
The following information is intended to help you understand the risks of investing in the Fund. The following
bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period and since inception. As with all mutual funds, the Fund’s past performance (both before and after taxes) does not predict the Fund’s future performance. Updated information about the Fund’s performance can be found by visiting the Fund’s website at www.impactetfs.org or by calling
844-448-3383 (844-GIVE-ETF).
Annual Total Return
(1)
The bar chart shows the performance of the Fund as of December 31, 2019

(1)
As at
September 30, 2020
(the most recently ended quarter for which data is available)
year to date return
of the Fund was
14.18
%. The following table sets forth the Fund’s highest and lowest quarterly returns since inception.

Highest Quarterly Return	Highest Quarterly Return Date	Lowest Quarterly Return	Lowest Quarterly Return Date
12.91%	3/31/19	1.85%	9/30/19
Impact Shares YWCA Women’s Empowerment ETF
Average Annual Returns
(For the Year Ended December 31, 2019 and Since Inception)

	1 Year	5 Years	10 Years	Since Inception
Fund Returns Before Taxes	31.80%	N/A	N/A	12.84%
Fund Returns After Taxes on Distributions	31.43%	N/A	N/A	12.38%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	19.06%	N/A	N/A	9.74%
Morningstar ® Women’s Empowerment Index (1)	31.16%	N/A	N/A	11.89%

(1)	The index returns do not reflect deductions for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Impact Shares, Corp. serves as the investment adviser to the Fund. The portfolio manager for the Fund is Ethan Powell, who has managed the Fund since inception.

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	August 2018	President
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund. The Fund issues and redeems shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).
Important Additional Information
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor
or otherwise investing in the Fund through a
tax-advantaged
arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged
arrangement, you may be taxed later upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Impact Shares Sustainable Development Goals Global Equity ETF
FUND SUMMARY
Investment Objective
The Impact Shares Sustainable Development Goals Global Equity ETF (the “Fund”) seeks investment results that, before fees and expenses, track the performance of the Morningstar
®
Societal Development Index (the “Underlying Index”).
Fees and Expenses
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage
of the value of your investment)

Management Fee (1)(2) (3)	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.52%
Total Annual Fund Operating Expenses	1.27%
Waivers and Reimbursements (3)	(0.52)%
Total Annual Operating Expenses after Waivers and Reimbursements (3)	0.75%

(1)
The Fund pays for the transfer agency, custody, fund administration, legal, audit and other services it requires under a unitary fee structure (the “unitary advisory fee”). Therefore, the Fund’s “Management Fee” includes fees payable to Impact Shares, Corp. (“Impact Shares” or the “Adviser”) for advisory services and for the provision by third parties engaged by Impact Shares of transfer agency, custody, fund administration, legal, audit and other services. Under the Fund’s Investment Advisory Agreement, the Adviser bears all expenses of the Fund (including those of the services listed above) with the exception of those described under the section titled “Management of the Fund.”

(2)
Impact Shares is paid a Management Fee at an annual rate of 0.75% on the “Average Daily Managed Assets” of the Fund. “Average Daily Managed Assets” is the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage).

(3)
The Adviser has contractually agreed to reimburse the Fund for certain expenses excluded from the unitary advisory fee through at least October 28, 2021. This contract may not be terminated without the action or consent of the Fund’s Board of Trustees.

Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below. The Example reflects expense limitation agreements and/or waivers, if any, in effect for the one-year period and the first year of the three-year period. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$77	$351	$647	$1,488

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2020, the Fund’s portfolio turnover rate was 41%.
Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its total assets plus any borrowings for investment purposes (the “80% basket”) in component securities of the Underlying Index (“Component Securities”). The Fund may invest the remaining 20% of its total assets (the “20% basket”) in securities and instruments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). Under normal market conditions, the Fund will invest in at least three countries, including the United States, and at least 40% of its net assets will be invested in the securities of
non-U.S.
companies, which may be in both developed and emerging market countries. The Adviser currently considers a company to be a
non-U.S.
company if: (i) at least 50% of the company’s assets are located outside of the United States; (ii) at least 50% of the company’s revenues are generated outside of the United States; (iii) the company is organized or maintains its principal place of business outside of the United States; or (iv) its securities are traded principally outside the United States. A country is considered to be an emerging market country by the Adviser if the country is classified by the World Bank as low income, middle income or upper middle income, or, by the International Monetary Fund as a
“non-advanced”
country.
The Fund may invest in securities of any type (including equity and debt securities) and of companies of any market capitalization (including small- and mid-capitalization
companies), market sector or industry, but expects to invest primarily in equity securities of U.S. companies and foreign
(non-U.S.)
companies in both developed and emerging markets. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. The Fund also may invest in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates and/or currencies, within the 20% basket to track the Underlying Index and as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to hedge various investments for risk management and speculative purposes. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser or its affiliates.
Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index.
The Adviser may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, leverage and price to earnings ratios) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Fund concentrates its investments in a particular industry or group of industries to approximately the same extent as the Underlying Index is so concentrated.
The Fund is a
non-diversified
fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.
The Underlying Index is designed to measure the performance of large and mid-capitalization
companies globally that (i) display a commitment to the UN’s Sustainable Development Goals, (ii) adhere to the principles of the UN Global Compact, (iii) display a commitment to reducing poverty and supporting economic development globally and (iv) have exposure to countries with low levels of socioeconomic development. The Underlying Index is intended to exhibit risk and return characteristics similar to those of the Morningstar
®
Global Markets
Large-Mid
Index (the “Parent Index”), as described below.
The Underlying Index is constructed using a rules based methodology to select companies with specific characteristics (described below) from the Parent Index. The Parent Index is a free-float market-cap
weighted index composed of the equity securities of publicly-traded companies encompassing the top 97% of stocks by market capitalization across 46 countries including both developed and emerging markets. To be eligible for inclusion in the Parent Index, companies must meet specific trading frequency, U.S. Dollar trading volume and turnover, and free-float market capitalization requirements. The Underlying Index provides exposure to both developed and emerging markets.
Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weightings from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified by the United Nations Capital Development Fund (“UNCDF” or the “Partner Nonprofit”), to measure (i) commitment to the UN’s Sustainable Development Goals
2
, (ii) adherence to the principles of the UN Global Compact
3
, (iii) commitment to reducing poverty and supporting economic development globally and (iv) exposure to countries with low levels of socioeconomic development for each company within the Parent Index (a company’s “Societal Development Score”). Morningstar determines a company’s exposure to countries with low levels of socioeconomic development using a quantitative scale based on the percentage of a company’s revenue identified as coming from countries defined as “low income” or “lower middle income” by the World Bank or as a “Least Developed Country” by the United Nations, excluding countries that are classified as developed or emerging by Morningstar Indexes, and increases the company’s Societal Development Score accordingly. In addition to the Societal Development Score, Sustainalytics assigns each company an “Overall ESG Score” which reflects its assessment of a company’s overall ESG preparedness and performance relative to other companies in the same global industry peer group. The Overall ESG Score is comprised of a company’s numerical scores for environmental, social and governance criteria as determined according to Sustainalytics’ proprietary methodology. After excluding those companies that Sustainalytics determines (i) have products involved in the following activities: adult entertainment,

2
The UN Sustainable Development Goals (“SDGs”) are a collection of 17 global goals set by the UN Development Program that calls for integration of economic development, social equity, and environmental protection. Adopted in 2015, the SDGs are intended to stimulate action over the next fifteen years in areas of critical importance for humanity and the planet, including: poverty eradication, food security, health, education, gender equality, access to water, sanitation, clean energy, decent jobs, key infrastructure, strong institutions, inequality reduction, sustainable urbanization, responsible production and consumption patterns, climate change mitigation and adaptation, and ecosystem conservation.

3
The UN Global Compact is an arrangement by which companies voluntarily and publicly commit to a set of principles, known as the Ten Principles of the UN Global Compact, all of which are drawn from key UN Conventions and Declarations, in four areas: (i) human rights; (ii) labor; (iii) environment; and (iv) anti-corruption.

alcoholic beverages, controversial weapons, gambling, military contracting weapons, nuclear energy and small arms, or tobacco, (ii) have a detrimental controversy score for incidents related to a company involving one or more of the following matters: business ethics, governance, public policy, employee relations, social supply chain, society and community, operations, or environmental supply chain, (iii) are not compliant with the principles of the UN Global Compact, or (iv) have a below average Overall ESG Score relative to its global industry peers; the 200 highest scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized free-float market cap weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to global economic development, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. Morningstar determines the weighting of each security in the Underlying Index using the following variables: Societal Development Score, market capitalization, maximum and minimum weightings by security, sector and region. Underlying Index constituents are subject to a maximum 5% per company weighting.
The Underlying Index provides exposure to both developed and emerging markets and is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments to the Underlying Index in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.
The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on thirty-two
separate social indicators used in determining the Societal Development Score that narrows the universe of companies included in the Parent Index. Each of these social indicators addresses an issue that has historically been important to the UNCDF and falls within one of the following five groups:

1.	Business Ethics

a.	Bribery & Corruption Policy: Assesses the quality of the company’s policy to combat bribery and corruption.

b.	Bribery & Corruption Programs: Assesses the quality of the company’s programs to combat bribery and corruption.

c.	Global Compact Signatory: Denotes whether a company is a signatory to the United Nations Global Compact.

d.	Human Rights Policy: Assesses the strength of the company’s commitment to respect human rights in within its sphere of influence.

e.	Renewable Energy Programs: Assesses whether the company has taken initiatives to increase the use of renewable energy.

2.	Employment Practices

a.	HIV/AIDS Programs: Assesses the quality of a company’s programs to address HIV/AIDS among its employees.

b.	Collective Bargaining Agreements: Assesses the extent that the company’s employees are covered by collective bargaining agreements.

c.	Freedom of Association Policy: Assesses the quality of a company’s freedom of association and collective bargaining policy.

d.
Working Conditions Policy: Assesses whether the company has a formal policy on working hours and/or minimum wages. The indicator relates to relevant core labor rights conventions of the International Labor Organization (ILO).

3.	Contractor and Supply Chain Monitoring

a.	Conflict Minerals Policy: Assesses the quality of a company’s formal policy commitment to eliminate conflict minerals from its products and its supply chain.

b.	Conflict Minerals Programs: Assesses the strength of the company’s initiatives to eliminate conflict minerals from its products and its supply chain.

c.	EICC Signatory: Denotes whether the company is a member of the Electronic Industry Citizenship Coalition (EICC).

d.	Fair Trade Products: Assesses the contribution of fair trade products to total company revenues.

e.	Quality of Social Supplier Standards: Assesses of the quality of social standards in supply chain code of conducts or policies.

f.	Scope of Social Supplier Standards: Assesses whether the company has supply chain/contractor policies and the scope of social standards.

g.
Social Supplier Certification: Assesses the percentage of suppliers certified to an external labor/social standard, such as SA 8000 or similar. SA8000 certification is an external verification ensuring that core labor standards are adhered to.

h.	Supply Chain Management: Assesses whether the company has a supply chain management system and how it is applied.

i.	Supply Chain Monitoring: Assesses whether the company has a supply chain monitoring system and/or whether there are other supply chain monitoring activities.

4.	Community Involvement and Social Development Programs.

a.
Access to Basic Services: Assesses the quality of the company’s programs that promote access to basic services (energy, electricity, water) to poor or disadvantaged groups and of the quality of its reporting on such programs.

b.	Access to Health Care: Assesses the strength of the company’s initiatives to promote access to health care equipment and services.

c.
Access to Medicine Programs: Assesses the strength of a company’s overall policies, strategies and initiatives to improve access to medicine in developing countries as well as for low income groups in developed markets.

d.
Community Development Programs: Assesses the strength of the company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities directly affected by the company’s operations.

e.	Community Involvement Programs: Assesses the company’s mechanisms to consult with local communities potentially affected by its operations.

f.	Digital Divide Programs: Assesses the presence of programs that address the digital divide.

g.	Drug Donations Policy: Assesses whether the company has a policy for drug donations.

h.
Equitable Pricing and Availability: Assesses the extent to which the company has developed and implemented drug pricing models that ensure equitable access to medicine for poor countries and poor populations within countries.

i.	Indigenous Rights Policy: Assesses the quality of the company’s policy on indigenous people and land rights.

j.
Neglected Diseases R&D: Assesses the strength of companies’ research and development (R&D) activities in areas that are under-researched and/or where there is a great societal need. This includes neglected tropical diseases and other diseases that disproportionally affect developing countries.

k.	Value of Drug Donations: Assesses the value of drug donations relative to earnings before interest and taxes (EBIT).

5.	Financial Inclusion in Access to Products and Services

a.	Credit & Loan Standards: Assesses the quality of a company’s environmental and social standards in its credit and loan activities.

b.	Financial Inclusion: Assesses whether the company has taken initiatives to promote financial inclusion of disadvantaged people.

c.	Sustainable Financial Initiatives: Assesses whether the company offers sustainability related financial services.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
Asset Class
 Risk
. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.
Brexit
. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). On January 31, 2020, the United Kingdom left the European Union and entered a transition period that is scheduled to end on December 31, 2020. Negotiations to settle what form Brexit will take are due to be finalized during the transition period and, therefore, at present the political and economic consequences of Brexit are uncertain. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.
Derivatives Risk
. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.
Emerging Markets Risk
. Investing in issuers located in or tied economically to emerging markets is subject to the same risks as foreign market investments, generally to a greater extent. The Fund will be subject to these risks to an even greater extent, to the extent the Fund invests in issuers exposed to countries defined as “low income” or “lower middle income” by the World Bank or as a “Least Developed Country” by the United Nations. These countries typically confront severe structural impediments to sustainable development and are highly vulnerable to economic and environmental shocks and have low levels of human assets. Emerging markets may have additional risks including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector, or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on
non-U.S.
investment, capital controls and limitations on repatriation of invested capital, dividends, interest, and other income, and on the Fund’s ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and longer settlement; and difficulties in obtaining and/or enforcing legal judgments. Additionally, a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Exchange-Traded Funds Risk
. The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Equity Investing Risk
. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance
with regulatory requirements, and reduced demand for the issuer’s goods or services and also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Fee Risk
. Because the fees paid by the Fund to Impact Shares are based on the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage), Impact Shares has a financial incentive to cause the Fund to utilize leverage, which creates a conflict of interest between Impact Shares, on the one hand, and the shareholders of the Fund, on the other hand.
Futures Contracts Risk
. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.
Foreign Securities Risk
. Investments in securities of
non-U.S.
issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for
non-U.S.
securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, investments by the Fund in
non-U.S.
securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains, or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.
Geographic Risk
. To the extent the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund will be subject to the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and the Fund’s shares may be subject to increased price volatility.
Index Performance Risk.
The Fund seeks to track an index maintained by a third party provider unaffiliated with the Fund or the Adviser. There can be no guarantee or assurance that the methodology used by the third party provider to create the index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the index or the daily calculation of the index will be free from error. It is also possible that the value of the index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.
Industry Concentration Risk
. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance may depend to a large extent on the overall condition of such industry or group of industries and the Fund may be susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.
Intellectual Property Risk
. The Fund relies on licenses that permit the Adviser to use the Underlying Index and associated trade names, trademarks and service marks, as well as the Partner Nonprofit’s name and logo (the “Intellectual Property”) in connection with the investment strategies of the Fund and/or in marketing and other materials for the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.

Limited Operating History Risk
. The Fund has a limited operating history for investors to evaluate as of the date of this Prospectus. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.
Management Risk
. Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser has no experience managing an ETF. The relative lack of experience of the Adviser may increase the Fund’s management risk.
Market Price Variance Risk
. Fund shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and can be bought and sold in the secondary market at prevailing market prices. The market prices of shares will fluctuate in response to changes in the net asset value (“NAV”) and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask
spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. In times of market stress, market makers and authorized participants may step away from their respective roles in making a market in Fund shares or in executing purchase and redemption orders, which could lead to variances between the market price of Fund shares and the underlying value of those shares. Also, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity of the Fund’s portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed
stop order. The Fund’s shares may be listed or traded on U.S. and
non-U.S.
stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to
non-U.S.
investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.
Mid-Cap
Company Risk
. Investing in securities of
mid-cap
companies may entail greater risks than investments in larger, more established companies.
Mid-cap
companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Non-Diversification
Risk
. As a
non-diversified
fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. Although the Fund is
“non-diversified”
for purposes of the 1940 Act, the Fund intends to comply with the diversification requirements under Subchapter M of the Code in order to be eligible to qualify as a regulated investment company.
Operational and Technology Risk
. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, index providers, Authorized Participants (as defined below), market makers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Options Risk
. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.
Passive Investment Risk
. The Fund is not actively managed and invests in securities included in, or representative of, the Underlying Index regardless of such securities’ investment merits. The Adviser does not attempt to take defensive positions under any market conditions, including during declining markets.
Securities Market Risk
. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics such as the
COVID-19
outbreak can affect this value and you may lose money by investing in the Fund. These conditions (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, including earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious disease including epidemics or pandemics such as the
COVID-19
outbreak, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.
Small-Cap
Company Risk
. Investing in the securities of
small-cap
companies either directly or indirectly through investments in ETFs, closed-end
funds or mutual funds may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Swaps Risk
. Investments in swaps involve both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter
(“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.
Tracking Error Risk
. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.
Performance
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period and since inception. As with all mutual funds, the Fund’s past performance (both before and after taxes) does not predict the Fund’s future performance. Updated information about the Fund’s performance can be found by visiting the Fund’s website at www.impactetfs.org or by calling
844-448-3383 (844-GIVE-ETF).
Annual Total Return
(1)
The bar chart shows the performance of the Fund as of December 31, 2019

(1)
As at September 30, 2020 (the most recently ended quarter for which data is available) year to date return of the Fund was -1.04%. The following table sets forth the Fund’s highest and lowest quarterly returns since inception.

Highest Quarterly Return	Highest Quarterly Return Date	Lowest Quarterly Return	Lowest Quarterly Return Date
9.04%	3/31/19	0.47%	9/30/19

Impact Shares Sustainable Development Goals Global Equity ETF
Average Annual Returns
(For the Year Ended December 31, 2019 and Since Inception)

	1 Year	5 Years	10 Years	Since Inception
Fund Returns Before Taxes	23.07%	N/A	N/A	10.19%
Fund Returns After Taxes on Distributions	22.43%	N/A	N/A	9.67%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	14.05%	N/A	N/A	7.74%
Morningstar ® Societal Development Index (1)	23.27%	N/A	N/A	10.01%

(1)	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Impact Shares, Corp. serves as the investment adviser to the Fund. The portfolio manager for the Fund is Ethan Powell, who has managed the Fund since inception.

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	September 2018	President
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund. The Fund issues and redeems shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Important Additional Information
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt
investor or otherwise investing in the Fund through a
tax-advantaged
arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged
arrangement, you may be taxed later upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
DESCRIPTION OF UNDERLYING INDICES
Additional information about each Fund’s Underlying Index construction is set forth below.
Impact Shares NAACP Minority Empowerment ETF
Morningstar
®
Minority Empowerment Index (for purposes of this section, the “Underlying Index”)
The Underlying Index is constructed using a rules based methodology to select companies from the Morningstar
US Large-Mid Cap
®
 Index (the “Parent Index”), a free
float market-cap weighted
index that constitutes 90% of the total market capitalization of the U.S. Market) that have strong minority empowerment practices. Morningstar constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified and compiled by the NAACP (“NAACP” or the “Partner Nonprofit”) to measure the strength of minority empowerment practices and products or services for each company within the Parent Index (a company’s “Minority Empowerment Composite Score”). Based on that scoring, excluding those companies with a detrimental score for applicable controversies (as determined by Sustainalytics), the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components.
The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure of companies with higher rankings as to minority empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. The Index Provider determines the weighting of each security in the Underlying Index using the following variables: Minority Empowerment Composite Score, market capitalization, maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.
The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments to the Underlying Index in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization.

Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.
The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on the following social screens used in determining the Minority Empowerment Composite Score that narrows the Index Universe. Each of the social screens for the Minority Fund addresses an issue that has a history of NAACP support.
1.
 Board Diversity
 This indicator provides an assessment of the diversity of a company’s board of directors. Diversity of background can provide fresh perspectives in the boardroom and lead to better board decision-making.
2.
 Discrimination Policy
 This indicator provides an assessment of the quality of a company’s policy to eliminate discrimination, including racial discrimination, and ensure equal opportunity.
3.
 Scope of Supplier Social Programs
 This indicator assesses whether a company has supply chain/contractors’ social programs including a focus on racial diversity and empowerment, and the scope of such standards.
4.
 Digital Divide Programs
 This indicator provides an assessment of the presence of programs that address the digital divide, i.e. the lack of access to modern means of communication/internet. Access to such means is often difficult for certain groups in modern society (e.g., people of color, poor, elderly) or people in certain regions.
5.
 Freedom of Association Policy
 This indicator provides an assessment of the quality of a company’s freedom of association and collective bargaining policy, including its impact on racial minorities.
6.
 Diversity Programs
 This indicator assesses the strength of a company’s initiatives to increase the diversity of its workforce, including racial diversity.
7.
 Supply Chain Monitoring
 This indicator provides an assessment of whether the company has a supply chain monitoring system and/or whether there are other supply chain monitoring activities. Racial minority focused social standards are included within this monitoring.
8.
 Community Development Programs
 This indicator assesses the strength of a company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities, including minority communities, directly affected by the company’s operations.
9.
 Minority-Inclusive Health and Safety Management System
 This indicator assesses the strength of the company’s initiatives to manage employee health and safety and prevent accidents and occupational illnesses.
10.
 Conflict Minerals Programs
 This indicator measures the strength of a company’s initiatives to eliminate conflict minerals from its products and its supply chain.
Impact Shares YWCA Women’s Empowerment ETF
The Morningstar
®
Women’s Empowerment Index (for purposes of this section, the “Underlying Index”)
The Underlying Index is constructed using a rules based methodology to select companies from the Morningstar US
Large-Mid
Cap
®
Index (the “Parent Index”) that have strong women’s empowerment practices. The Parent Index is a free float market-cap
weighted index that constitutes 90% of the total market capitalization of the U.S. market. The Parent Index is an equity benchmark designed to comprehensively represent the performance of the companies incorporated and/or listed in the United States and contains large and mid-capitalization
equities and is designed with the following objectives in mind: (1) transparent and objective rules; (2) full investibility; and (3) low turnover. Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Equileap, the Fund’s ESG research provider
4
. The YWCA USA (“YWCA” or the “Partner Nonprofit”) has reviewed and approved the use of Equileap’s social screens (through the use of the Underlying Index) to measure the strength of women’s empowerment practices and products or services for each company within the Parent Index (a company’s “Gender Diversity Score”). After excluding those companies that Equileap determines are (i) involved in the weapons, gambling, or tobacco industries, (ii) on the Norwegian Ethics Council List
5
or (iii) that have experienced an applicable legal controversy, the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to women’s empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. Morningstar determines the weighting of each security in the Underlying Index using the following variables: Gender Diversity Score, market capitalization, and maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.
The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Equileap, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting

4
The Impact Shares YWCA Women’s Empowerment ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Equileap. Equileap makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Morningstar Index to track general stock market performance. Equileap’s only relationship to Impact Shares Corp. is the licensing of certain service marks and service names of Equileap. Equileap is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares in the Fund is converted into cash. Equileap has no obligation or liability in connection with the administration, marketing or trading of the Fund.

5
The list of companies that the Council of Ethics for the Norwegian Government Pension Fund Global (the “Pension Fund”) has recommended excluding from the Pension Fund’s portfolio of investments on the grounds that investment in such companies would be inconsistent with the Pension Fund’s Ethical Guidelines.

EQUILEAP DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DESCRIPTIONOF THE FUND CONTAINED HEREIN OR ANY DATA INCLUDED HEREIN AND EQUILEAP SHALL HAVE NO LIABILITY FOR ANY ERRORS OR OMISSIONS HEREIN. EQUILEAP MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY IMPACT SHARES CORP., OWNERS OR USERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR
®
WOMEN’S EMPOWERMENT INDEX OR ANY DATA INCLUDED THEREIN. EQUILEAP MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR
®
WOMENS EMPOWERMENT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL EQUILEAP HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.
The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on the following social screens used in determining the Gender Diversity Score that narrows the universe of companies included in the Parent Index. Equileap determines a company’s Gender Diversity Score based upon its analysis of publicly available information, as reported by such company in its most recent annual report for its fiscal year end.
Each of the social screens for the Fund addresses an issue that has a history of YWCA support.
CATEGORY A: GENDER BALANCE IN LEADERSHIP & WORKFORCE
1. Non-Executive Board:
Percentage of male and female as a proportion of the total number of non-executive Board
members, as of the fiscal year end wherever available, otherwise as of the date of the latest filing.
2. Executives: Percentage of male and female executives as a proportion of the total number of executives, as of the fiscal year end wherever available, otherwise as of the date of the latest filing Executives are either defined by the company or represent those individuals that form the company executive committee/ board, management committee/board or equivalent.
3. Senior Management: Percentage of male and female senior management, as a proportion of the total number of senior management, as of the fiscal year end wherever available, otherwise as of the date of the latest filing. Senior management are defined and reported by the company.
4. Workforce: Percentage of male and female employees at the company, as a percentage of total employees.
5. Promotion & Career Development Opportunities: Ratio of male and female employees in management compared to ratio of each gender in total employees.
CATEGORY B: EQUAL COMPENSATION & WORK LIFE BALANCE
6. Fair Remuneration: Demonstrates a commitment to ensure payment of a fair wage to all employees, even in those countries that do not legally require a minimum wage.
7. Equal Pay: Commitment to provide comparable wages, hours, and benefits, including retirement benefits, for all employees for comparable work in country of incorporation.
8. Parental Leave: Paid leave programs for child and dependent care to both women and men (maternity leave, paternity leave, dependent care) in country of incorporation.
9. Flexible Work Options: Option for employees to control and/or vary the start/end times of the work day and/or vary the location from which employees work in country of incorporation.
CATEGORY C: POLICIES PROMOTING GENDER EQUALITY
10. Training and Career Development: Ensures equal access to training and career development.
11. Recruitment Strategy: Commitment to
ensure non-discrimination against
any type of demographic group. This could be in the form of an equal opportunities policy, as described by the company.

12. Freedom from Violence, Abuse and Sexual Harassment: Prohibit all forms of violence in the workplace, including verbal, physical and sexual harassment.
13. Safety at Work: Commitment to the safety of employees in the workplace, in travel to and from the workplace, and on company related business, and ensure the safety of vendors in the workplace.
14. Human Rights: Commitment to ensure the protection of the rights of all people it works with including employees’ rights to participate in legal, civic and political affairs.
15. Social Supply Chain: Commitment to reduce social risks in its supply chain such as forbidding business-related activities that condone, support, or otherwise participate in human trafficking, including for labor or sexual exploitation
16. Supplier Diversity: Commitment to ensure diversity in the supply chain, including a focus to ensure female-owned businesses in the supply chain.
17. Employee Protection: Systems and policies for the reporting of internal ethical compliance complaints without retaliation or retribution, including but not limited to access to confidential third-party ethics hotlines or systems for confidential written complaints
CATEGORY D: COMMITMENT, TRANSPARENCY & ACCOUNTABILITY
18. Commitment to Women’s Empowerment—Recognition and commitment to ensuring women’s empowerment in the workplace.
19. Audit- Undertaken and awarded an independent gender audit certificate by an Equileap recognized body.
Impact Shares Sustainable Development Goals Global Equity ETF
The Morningstar
®
Societal Development Index (for purposes of this section, the “Underlying Index”)
The Underlying Index is constructed using a rules based methodology to select companies with specific characteristics (described below) from the Parent Index. The Parent Index is a free-float market-cap
weighted index composed of the equity securities of publicly-traded companies encompassing the top 97% of stocks by market capitalization across 46 countries including both developed and emerging markets. To be eligible for inclusion in the Parent Index, companies must meet specific trading frequency, U.S. Dollar trading volume and turnover, and free-float market capitalization requirements. The Underlying Index provides exposure to both developed and emerging markets.
Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weightings from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified by the United Nations Capital Development Fund (“UNCDF” or the “Partner Nonprofit”), to measure (i) commitment to the UN’s Sustainable Development Goals
6
, (ii) adherence to

6
The UN Sustainable Development Goals (“SDGs”) are a collection of 17 global goals set by the UN Development Program that calls for integration of economic development, social equity, and environmental protection. Adopted in 2015, the SDGs are intended to stimulate action over the next fifteen years in areas of critical importance for humanity and the planet, including: poverty eradication, food security, health, education, gender equality, access to water, sanitation, clean energy, decent jobs, key infrastructure, strong institutions, inequality reduction, sustainable urbanization, responsible production and consumption patterns, climate change mitigation and adaptation, and ecosystem conservation.

the principles of the UN Global Compact
7
, (iii) commitment to reducing poverty and supporting economic development globally and (iv) exposure to countries with low levels of socioeconomic development for each company within the Parent Index (a company’s “Societal Development Score”). Morningstar determines a company’s exposure to countries with low levels of socioeconomic development using a quantitative scale based on the percentage of a company’s revenue identified as coming from countries defined as “low income” or “lower middle income” by the World Bank or as a “Least Developed Country” by the United Nations, excluding countries that are classified as developed or emerging by Morningstar Indexes, and increases the company’s Societal Development Score accordingly. In addition to the Societal Development Score, Sustainalytics assigns each company an “Overall ESG Score” which reflects its assessment of a company’s overall ESG preparedness and performance relative to other companies in the same global industry peer group. The Overall ESG Score is comprised of a company’s numerical scores for environmental, social and governance criteria as determined according to Sustainalytics’ proprietary methodology. After excluding those companies that Sustainalytics determines (i) have products involved in the following activities: adult entertainment, alcoholic beverages, controversial weapons, gambling, military contracting weapons, nuclear energy and small arms, or tobacco, (ii) have a detrimental controversy score for incidents related to a company involving one or more of the following matters: business ethics, governance, public policy, employee relations, social supply chain, society and community, operations, or environmental supply chain, (iii) are not compliant with the principles of the UN Global Compact, or (iv) have a below average Overall ESG Score relative to its global industry peers; the 200 highest scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized free-float market cap weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to global economic development, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. Morningstar determines the weighting of each security in the Underlying Index using the following variables: Societal Development Score, market capitalization, maximum and minimum weightings by security, sector and region. Underlying Index constituents are subject to a maximum 5% per company weighting.
The Underlying Index provides exposure to both developed and emerging markets and is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments to the Underlying Index in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.
The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on thirty-two
separate social indicators used in determining the Societal Development Score that narrows the universe of companies included in the Parent Index. Each of these social indicators addresses an issue that has historically been important to the UNCDF and falls within one of the following five groups:

7
The UN Global Compact is an arrangement by which companies voluntarily and publicly commit to a set of principles, known as the Ten Principles of the UN Global Compact, all of which are drawn from key UN Conventions and Declarations, in four areas: (i) human rights; (ii) labor; (iii) environment; and (iv) anti-corruption.

1.	Business Ethics

a.	Bribery & Corruption Policy: Assesses the quality of the company’s policy to combat bribery and corruption.

b.	Bribery & Corruption Programs: Assesses the quality of the company’s programs to combat bribery and corruption.

c.	Global Compact Signatory: Denotes whether a company is a signatory to the United Nations Global Compact.

d.	Human Rights Policy: Assesses the strength of the company’s commitment to respect human rights in within its sphere of influence.

e.	Renewable Energy Programs: Assesses whether the company has taken initiatives to increase the use of renewable energy.

2.	Employment Practices

a.	HIV/AIDS Programs: Assesses the quality of a company’s programs to address HIV/AIDS among its employees.

b.	Collective Bargaining Agreements: Assesses the extent that the company’s employees are covered by collective bargaining agreements.

c.	Freedom of Association Policy: Assesses the quality of a company’s freedom of association and collective bargaining policy.

d.
Working Conditions Policy: Assesses whether the company has a formal policy on working hours and/or minimum wages. The indicator relates to relevant core labor rights conventions of the International Labor Organization (ILO).

3.	Contractor and Supply Chain Monitoring

a.	Conflict Minerals Policy: Assesses the quality of a company’s formal policy commitment to eliminate conflict minerals from its products and its supply chain.

b.	Conflict Minerals Programs: Assesses the strength of the company’s initiatives to eliminate conflict minerals from its products and its supply chain.

c.	EICC Signatory: Denotes whether the company is a member of the Electronic Industry Citizenship Coalition (EICC).

d.	Fair Trade Products: Assesses the contribution of fair trade products to total company revenues.

e.	Quality of Social Supplier Standards: Assesses of the quality of social standards in supply chain code of conducts or policies.

f.	Scope of Social Supplier Standards: Assesses whether the company has supply chain/contractor policies and the scope of social standards.

g.
Social Supplier Certification: Assesses the percentage of suppliers certified to an external labor/social standard, such as SA 8000 or similar. SA8000 certification is an external verification ensuring that core labor standards are adhered to.

h.	Supply Chain Management: Assesses whether the company has a supply chain management system and how it is applied.

i.	Supply Chain Monitoring: Assesses whether the company has a supply chain monitoring system and/or whether there are other supply chain monitoring activities.

4.	Community Involvement and Social Development Programs.

a.
Access to Basic Services: Assesses the quality of the company’s programs that promote access to basic services (energy, electricity, water) to poor or disadvantaged groups and of the quality of its reporting on such programs.

b.	Access to Health Care: Assesses the strength of the company’s initiatives to promote access to health care equipment and services.

c.
Access to Medicine Programs: Assesses the strength of a company’s overall policies, strategies and initiatives to improve access to medicine in developing countries as well as for low income groups in developed markets.

d.
Community Development Programs: Assesses the strength of the company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities directly affected by the company’s operations.

e.	Community Involvement Programs: Assesses the company’s mechanisms to consult with local communities potentially affected by its operations.

f.	Digital Divide Programs: Assesses the presence of programs that address the digital divide.

g.	Drug Donations Policy: Assesses whether the company has a policy for drug donations.

h.
Equitable Pricing and Availability: Assesses the extent to which the company has developed and implemented drug pricing models that ensure equitable access to medicine for poor countries and poor populations within countries.

i.	Indigenous Rights Policy: Assesses the quality of the company’s policy on indigenous people and land rights.

j.
Neglected Diseases R&D: Assesses the strength of companies’ research and development (R&D) activities in areas that are under-researched and/or where there is a great societal need. This includes neglected tropical diseases and other diseases that disproportionally affect developing countries.

k.	Value of Drug Donations: Assesses the value of drug donations relative to earnings before interest and taxes (EBIT).

5.	Financial Inclusion in Access to Products and Services

a.	Credit & Loan Standards: Assesses the quality of a company’s environmental and social standards in its credit and loan activities.

b.	Financial Inclusion: Assesses whether the company has taken initiatives to promote financial inclusion of disadvantaged people.

c.	Sustainable Financial Initiatives: Assesses whether the company offers sustainability related financial services.
DESCRIPTION OF PRINCIPAL INVESTMENTS
The following is a description of principal investment practices in which each Fund may engage. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Please see “Principal Risks” below for the risks associated with each of the principal investment practices.
Please see the “Principal Investment Strategies” section under “Fund Summary” above for a complete discussion of each Fund’s principal investment strategies. The Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of a Fund and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number). The Adviser seeks to track the performance of each Fund’s Underlying Index as closely as possible (i.e., obtain a high degree of correlation with the Underlying Index). A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its Underlying Index, and there can be no guarantee that the Fund will achieve a high degree of correlation with its Index. The Adviser will utilize a sampling strategy in managing each Fund. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in each Underlying Index, outside of each Underlying Index and derivatives that have a similar investment profile as each Underlying Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in a Fund will be based on a number of factors, including asset size of each Fund. In addition, from time to time, securities are added to or removed from each Underlying Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in each Underlying Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in each Underlying Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track each Underlying Index. The Board of Trustees of the Trust (the “Board”) may change a Fund’s investment strategy, Underlying Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. The Board may also change a Fund’s investment objective without shareholder approval.
NON-PRINCIPAL
STRATEGIES
Additional Information
. The foregoing percentage limitations in a Fund’s investment strategies apply at the time of purchase of securities. The Board may change any of the foregoing investment policies, including the investment objective, the Underlying Index and the 80% investment policy, without shareholder approval. A Fund will provide shareholders with written notice at least 60 days prior to committing less than 80% of its total assets, plus any borrowings for investment purposes, under normal circumstances, in component securities of a Fund’s Underlying Index. For example, if a Fund’s Underlying Index is discontinued by its Index Provider, the license agreement for the Underlying Index is terminated by the Index Provider or the Board determines that it would not be beneficial to shareholders for the Fund to continue operations using the Underlying Index, the Board may change the Underlying Index as described in the “Investment Restrictions” section of the Funds’ SAI.
If a Fund’s shares are delisted, the Board may seek to list its shares on another exchange, merge with another ETF or traditional mutual fund or redeem its shares at NAV.
Borrowing Money
. A Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. A Fund may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows each Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and there is no percentage limit on Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by a Fund will not exceed 10% of such Fund’s total assets.
Certain Other Investments.
A Fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps, options and futures contracts. Swaps, options and futures contracts and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

Lending of Securities
. A Fund may lend its portfolio securities in an amount not to exceed one-quarter
(25%) of the value of its total assets via a securities lending program through its securities lending agent (“Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to 102% of the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, the Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.
DESCRIPTION OF RISKS
Factors that may affect a Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Funds could be subject to additional risks because the types of investments each makes may change over time. The SAI includes more information about the Funds and their investments. The Funds are not intended to be a complete investment program.
Asset Class
 Risk
. The securities in an Underlying Index or in a Fund’s portfolio may underperform the returns of other securities or indices that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indices tend to experience cycles of outperformance and underperformance in comparison to general securities markets.
Brexit (Impact Shares Sustainable Development Goals Global Equity ETF only).
In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). On January 31, 2020, the United Kingdom left the European Union and entered a transition period that is scheduled to end on December 31, 2020. Negotiations to settle what form Brexit will take are due to be finalized during the transition period and, therefore, at present the political and economic consequences of Brexit are uncertain. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.
Cash Transaction Risk
. The Funds can effect creations and redemptions principally for cash, rather than for in-kind
securities. ETFs generally are able to make
in-kind
redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because the Funds currently can effect redemptions for cash, rather than for in-kind
securities, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Funds may recognize a capital gain on these sales that might not have been incurred if the Funds had made a redemption in-kind,
and this may decrease the tax efficiency of the Funds compared to ETFs that utilize an in-kind
redemption process.
Counterparty Risk
. The Funds may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest, settlement or margin payments, or otherwise honor its obligations. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the affected Fund’s income or the value of its assets may decrease. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In an attempt to limit the counterparty risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Adviser to present acceptable credit risk.
Derivatives Risk
. The Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. Derivatives include futures,
non-U.S.
currency contracts, swap contracts, warrants and options contracts, among other types of contracts. Derivatives may relate to or reference securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices. There are many risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. These investments can create investment leverage and may create additional investment risks that may subject the Funds to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless. The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market
obligations under the derivatives in which it has invested. A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Funds, the Funds will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for such Fund. Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below. Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Special tax considerations apply to the Funds’ use of derivatives. See the “Taxation” section below. Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of any clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Funds to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Funds to greater credit risk to its clearing member, because (as described under “Counterparty Risk”) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Funds are subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Funds’ behalf. In those cases, the transaction might have to be terminated, and the Funds could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way
indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as such Fund’s clearing member and typically does not provide such Fund any remedies if the clearing member defaults or becomes insolvent. These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of derivatives transactions, for example, by making some types of derivatives no longer available to such Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs. In addition, the SEC recently proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict the Funds’ ability to engage in derivatives transactions or so increase the cost of derivatives transactions that the Funds would be unable to implement their respective investment strategies.
Emerging Markets Risk (Impact Shares Sustainable Development Goals Global Equity ETF only).
Investing in issuers located in or tied economically to emerging markets is subject to the same risks as foreign market investments, generally to a greater extent. The Fund will be subject to these risks to an even greater extent, to the extent the Fund invests in issuers exposed to countries defined as “low income” or “lower middle income” by the World Bank or as a “Least Developed Country” by the United Nations. These countries typically confront severe structural impediments to sustainable development and are highly vulnerable to economic and environmental shocks and have low levels of human assets. Emerging markets may have additional risks including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector, or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on
non-U.S.
investment, capital controls and limitations on repatriation of invested capital, dividends, interest, and other income, and on the Fund’s ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and longer settlement; and difficulties in obtaining and/or enforcing legal judgments. Additionally, a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Exchange-Traded Funds Risk
. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or market wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage), if the shares are delisted from the Exchange without first being listed on another exchange, or if the listing exchange’s officials deem such action appropriate in the interest of a fair and orderly market or to protect investors. In addition, shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when such Fund invests in shares of another investment company. Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, such Fund’s investments in other investment companies.
In June 2018, the SEC proposed a rule that would simplify the process of launching an ETF. The impact that this rule, if adopted, would have on the Funds is not yet fully known.
Equity Investing Risk
. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance
with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Ethnic Diversity Risk (Impact Shares NAACP Minority Empowerment ETF only).
 The returns on a portfolio of securities that excludes companies that are not ethnically diverse may trail the returns on a portfolio of securities that includes companies that are not ethnically diverse. Investing only in a portfolio of securities that are ethnically diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.
Fee Risk
. Because the fees paid by a Fund to Impact Shares are based on the average daily value of the total assets of such Fund, less all accrued liabilities of such Fund (other than the amount of any outstanding borrowings constituting financial leverage), Impact Shares has a financial incentive to cause the Funds to utilize leverage, which creates a conflict of interest between Impact Shares, on the one hand, and the shareholders of the Funds, on the other hand.
Foreign Securities Risk (Impact Shares Sustainable Development Goals Global Equity ETF only)
. Investments in securities of
non-U.S.
issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for
non-U.S.
securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S.

companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, investments by the Fund in
non-U.S.
securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains, or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.
Futures Contracts Risk
. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Funds, such as the Funds, that use futures contracts, which are a type of derivative, are subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.
Geographic Risk (Impact Shares Sustainable Development Goals Global Equity ETF only)
. To the extent the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund will be subject to the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and the Fund’s shares may be subject to increased price volatility.
Gender Diversity Risk (Impact Shares YWCA Women’s Empowerment ETF only)
. The returns on a portfolio of securities that excludes companies that are not gender diverse may trail the returns on a portfolio of securities that includes companies that are not gender diverse. Investing only in a portfolio of securities that are gender diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.
Illiquid Securities Risk
. Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact a Fund’s returns. Illiquid investments also may be subject to valuation risk.
Index Performance Risk.
Each Fund seeks to track an index maintained by a third party provider unaffiliated with the Funds or the Adviser. There can be no guarantee or assurance that the methodology used by the third party provider to create the index will result in the Funds achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the index or the daily calculation of the index will be free from error. It is also possible that the value of the index may be subject to intentional manipulation by third-party market participants. The particular indices used by the Funds may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Funds.
Industry Concentration Risk
. Because a Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, a Fund’s performance may depend to a large extent on the overall condition of such industry or group of industries and a Fund may be susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries. The performance of a Fund if it invests a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments.
Intellectual Property Risk
. The Funds rely on licenses that permit the Adviser to use the Underlying Indices and associated trade names, trademarks and service marks, as well as the Partner Nonprofits’ names and logos (the “Intellectual Property”) in connection with the investment strategies of each respective Fund and/or in marketing and other materials for each Fund. Such licenses may be terminated, and, as a result, the relevant Fund may lose its ability to use the Intellectual Property. In the event a license is terminated or the license provider does not have rights to license the Intellectual Property, the operations of such Fund may be adversely affected.
Limited Fund Size Risk
. The Funds may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If a Fund fails to achieve sufficient scale, it may be liquidated.
Management Risk
. Management risk is the risk associated with the fact that the Funds rely on the Adviser’s ability to achieve its investment objective. The Adviser has limited experience managing an ETF. The relative lack of experience of the Adviser may increase the applicable management risks discussed above.
Market Price Variance Risk
. Each Fund’s shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at prevailing market prices. The market prices of shares will fluctuate in response to changes in the NAV of a Fund and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV of a Fund during periods of market volatility. Differences between secondary market prices and the net asset value (“ NAV”) of a Fund may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by a Fund at a particular time. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in creation units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. There may be times when the market price of a Fund’s shares and such Funds’ NAV vary significantly and you may pay more than such Funds’ NAV when buying shares on the secondary market, and you may receive less than such Fund’s NAV when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to a Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from a Fund’s NAV. The market price of shares, like the price of any exchange-traded security, includes a
“bid-ask
spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In addition, the securities held by a Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask
spreads and the resulting premium or discount to shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in a Fund’s NAV. In times of market stress, market makers and authorized participants may step away from their respective roles in making a market in a Fund’s shares or in executing purchase and redemption orders, which could lead to variances between the market price of such Fund’s shares and the underlying value of those shares. Also, in stressed market conditions, the market for a Fund’s shares may become less liquid in response to deteriorating liquidity of such Fund’s portfolio holdings, which could lead to differences between the market price of such Fund’s shares and the underlying value of those shares. During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed
stop order. The Funds’ shares may be listed or traded on U.S. and
non-U.S.
stock exchanges other than the U.S. stock exchange where the Funds’ primary listing is maintained, and may otherwise be made available to
non-U.S.
investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that a Fund’s shares will continue to trade on any such stock exchange or in any market or that a Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. A Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade a Fund’s shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
A Fund’s investment results are measured based upon the daily NAV of such Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.
Mid-Cap
Company Risk
. Investing in securities of
mid-cap
companies may entail greater risks than investments in larger, more established companies.
Mid-cap
companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
Non-Diversification
Risk
. Due to the nature of the Funds’ investment strategies and their non-diversified
status (for purposes of the 1940 Act), the Funds may invest a greater percentage of their respective assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. Since the Funds invest in the securities of a limited number of issuers, the Funds are particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by a Fund is likely to affect such Fund’s performance more than if such Fund invested in the securities of a larger number of issuers. Although the Funds will be
“non-diversified”
for purposes of the 1940 Act, the Funds intend to comply with the diversification requirements under Subchapter M of the Code in order to be eligible to qualify as a regulated investment company.
Operational and Technology Risk
. The Funds, their service providers, index providers, Authorized Participants, market makers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Funds and their shareholders, despite the efforts of the Adviser, the Funds and their service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Funds, the Funds’ service providers, counterparties, or other market participants or data within them (a “cyber-attack”). Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Funds’ operations. Cyber-attacks, disruptions, or failures that affect the Funds’ service providers or counterparties may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing the Funds’ operations. For example, the Funds or their service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate each Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Funds or their service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address the possibility of cyberattacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Similar types of operational and technology risks are also present for issuers of the Funds’ investments, which could have material adverse consequences for such issuers, and may cause the Funds’ investments to lose value. In addition, cyber-attacks involving a Fund’s counterparties could affect such counterparty’s ability to meet its obligations to such Fund, which may result in losses to such Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Funds cannot directly control any cybersecurity plans and systems put in place by their service providers, counterparties, issuers in which the Funds invest, or securities markets and exchanges, and such third parties may have limited indemnification obligations to the Adviser or the Funds, each of whom could be negatively impacted as a result.
Options Risk
. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events. When a Fund writes a covered call option, such Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price. When a Fund writes a covered put option, such Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, such Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While a Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, such Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Passive Investment Risk
. The Funds are not actively managed and may be affected by a general decline in market segments included in the applicable Underlying Indices. The Funds invest in securities included in, or representative of, each Fund’s respective Underlying Index regardless of such securities’ investment merits. Each Fund will likely lose value to the extent that the applicable Underlying Index loses value. The Adviser does not attempt to take defensive positions under any market conditions, including during declining markets.
Securities Market Risk.
Securities market risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The profitability of a Fund substantially depends upon the Adviser correctly assessing the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price movements. The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies. As a result of the nature of a Fund’s investment activities, it is possible that such Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.
Small-Cap
Company Risk
. Investing in the securities of
small-cap
companies either directly or indirectly through investments in ETFs, closed-end
funds or mutual funds may pose greater market and liquidity

risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.
Swaps Risk
. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in securities. Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two-party
contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result insignificant losses. The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise. Certain separately managed accounts (“SMAs”) that are designed to track the performance of an index may serve as the underlying reference asset for total return swaps used by the Funds (“SMA Total Return Swaps”). This investment technique provides a Fund with synthetic long investment exposure to the performance of the index the SMAs seek to track, and thus, any underlying SMAs, through payments made by a swap counterparty to such Fund that reflect the positive total return, net of fees of the SMA, which may be netted against the payment of transaction fees. In exchange, such Fund makes periodic payments to the counterparty under the swap based on certain upfront and/or monthly transaction fees as well as payments reflecting any negative total return on the SMA. The swap generally provides a Fund with the economic equivalent of ownership of the portfolio of the SMA through an entitlement to receive any gains realized by the SMA and an obligation to pay any losses realized by the SMA, which may be netted against the financing expenses of the swap. This investment technique is intended to provide the Funds with exposure to the performance of the SMA and, indirectly, the performance of the index the SMA is designed to track. The performance of an SMA Total Return Swap is subject to the performance and the risks of the index the SMA seeks to track, and ultimately, of the underlying SMA and its investment portfolio. If the performance of the SMA underlying the SMA Total Return Swap is negative or is not sufficiently positive to offset the periodic payment due to the counterparty, then the performance of the relevant Funds will be negatively impacted. Additionally, the performance of the underlying SMA may deviate from the performance of the index it is designed to track. To the extent that the SMA’s performance deviates from that of the relevant index, the performance of the SMA Total Return Swap, and in, turn, the performance of the relevant Fund, will deviate from the performance of the relevant index as well. The expenses paid by the underlying SMA holder (including fees paid on the basis of the performance of the underlying account manager) reduce the performance returns of the SMA’s investments and those expenses are embedded in the returns of the SMA Total Return Swap are based on the net returns of the SMA. The Funds’ use of SMA Total Return Swaps may also subject the Funds to the risks of leverage, to the extent utilized by the SMAs.
Tracking Error Risk
. Imperfect correlation between a Fund’s portfolio securities and those in the applicable Underlying Indices, rounding of prices, changes to the Underlying Indices and regulatory requirements may cause tracking error, which is the divergence of a Fund’s performance from that of its

Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while its Underlying Index does not. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing such Fund’s securities holdings to reflect changes in the composition of its Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created creation units. Because a Fund bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of its Underlying Index, such Fund’s returns may deviate significantly from the return of its Underlying Index. Because the Funds each employ a representative sampling strategy, the Funds may experience tracking error to a greater extent than funds that seeks to replicate an index. The Adviser may not be able to cause a Fund’s performance to correlate to that of such Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances quarterly but a Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of such Fund’s Underlying Index.
MANAGEMENT OF THE FUNDS
Board of Trustees and Investment Adviser
The Board of Trustees (the “Board” or “Trustees”) has overall management responsibility for the Funds. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Funds.
Impact Shares, Corp. (“Impact Shares” or the “Adviser”) serves as the investment adviser to the Funds. The address of the Adviser is 2189 Broken Bend, Frisco, Texas 75034. Impact Shares provides the day-to-day
management of each Fund’s portfolio of securities, which includes buying and selling securities for each Fund and conducting investment research. Additionally, Impact Shares furnishes offices, necessary facilities, equipment and personnel. Organized in February 2014, Impact Shares is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Impact Shares is an ETF sponsor and investment manager that is creating a platform for clients seeking maximum social impact with market returns.
Impact Shares’ goal is to build a capital markets bridge between leading nonprofits, investors and corporate America to direct capital and social engagement on societal priorities.
The Adviser is a
tax-exempt
organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser intends to make charitable contributions to a Fund’s relevant Partner Nonprofit equal to the excess, if any, of Impact Shares’ fees with respect to the Fund over Impact Shares’ operating expenses and a reserve for working capital. The Adviser’s intent is to provide financial support to further the causes championed by each Partner Nonprofit. For additional information see “Partner Nonprofits,” below.
Each Fund has entered into an investment advisory agreement with Impact Shares (the “Investment Advisory Agreements”), pursuant to which Impact Shares either provides the day-to-day
management of the Fund’s portfolio of securities, which includes buying and selling securities for each Fund and conducting investment research, or hires a sub-adviser
to do so, subject to Impact Shares’ general oversight.
For the services provided to a Fund under its Investment Advisory Agreement, each Fund pays the Adviser an annual unitary fee, payable monthly, at the rate of 0.75% of such Fund’s Average Daily Managed Assets (as defined below). “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of such Fund, less all accrued liabilities of such Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). From time to time, the Adviser may waive all or a portion of its fee, although it does not currently intend to do so. Pursuant to the Investment Advisory Agreements, the Adviser is responsible for substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except for distribution and service fees payable pursuant to a

Rule 12b-1
plan, if any; salaries and other compensation or expenses, including travel expenses, of any of each Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Adviser or its subsidiaries or affiliates; taxes and governmental fees, if any, levied against a Fund; brokerage fees and commissions, and other portfolio transaction expenses incurred by or for a Fund; expenses of a Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing; fees and expenses of any underlying funds or other pooled vehicles in which a Fund invests; dividend and interest expenses on short positions taken by the Fund; fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of the Adviser or its subsidiaries or affiliates; extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, contractual arrangements with Partner Nonprofits and the legal obligations of the Funds to indemnify their Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving shareholder proposals or other non-routine
matters that are not initiated or proposed by Fund management; organizational and offering expenses of a Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing a Fund in its state of jurisdiction and in connection with the initial registration of a Fund under the Investment Company Act of 1940, as amended (the “1940 Act) and the initial registration of its shares under the Securities Act of 1933, as amended (the “Securities Act”) (i.e., through the effectiveness of a Fund’s initial registration statement on Form
N-1A);
fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action
and/or other relief from the U.S. Securities and Exchange Commission (the “SEC”); and expenses of a Fund which are capitalized in accordance with generally accepted accounting principles.
The Adviser has agreed to assume the Funds’ organization and offering costs. The Funds do not have an obligation to reimburse the Adviser for organization and offering costs paid on their behalf.
A discussion regarding the Board’s approval of the Investment Advisory Agreements for the Funds will be available in each respective Fund’s initial report to shareholders. The Investment Advisory Agreements may be terminated by each respective Fund or by vote of a majority of the outstanding voting securities of each respective Fund, without the payment of any penalty, on not more than 60 days’ nor less than 30 days written notice. In addition, the Investment Advisory Agreements automatically terminate in the event of their “assignment” (as defined in the 1940 Act).
Each Fund is a party to contractual arrangements with various parties, including, among others, the Funds’ investment adviser, administrator, distributor, and shareholder servicing agent, who provide services to the Funds. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of a Fund.
Neither this prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or a Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law.

Management Fees Paid
The following table shows the management fees that the Adviser received from each Fund for the fiscal year ended June 30, 2020 and the Fund’s contractual management fee:

Fund	Management Fees Paid as a Percentage of Average Daily Managed Assets for the Fiscal Year Ended June 30, 2020
Impact Shares NAACP Minority Empowerment ETF	0.75%
Impact Shares YWCA Women’s Empowerment ETF	0.75%
Impact Shares Sustainable Development Goals Global Equity ETF	0.75%
PARTNER NONPROFITS
As discussed above, the Adviser intends to make charitable contributions to the Funds’ partner nonprofits (the “Partner Nonprofits”) equal to the excess, if any, of Impact Shares’ fees with respect to the applicable Fund over Impact Shares’ operating expenses (including the license fee referred to below) and a reserve for working capital. Each Partner Nonprofit, in its sole discretion, may use the license fee and any portion of the Adviser’s charitable contributions made directly to such Partner Nonprofit to support its own programs or may make its own donations to identified charitable organizations that support such Partner Nonprofit’s mission.
The Partner Nonprofit for the Impact Shares NAACP Minority Empowerment ETF and the Impact Shares YWCA Women’s Empowerment ETF is or will be tax-exempt
under Section 501(c)(3) of the Code
.
The Partner Nonprofit for the Impact Shares Sustainable Development Goals Global Equity ETF is a subsidiary organ of the United Nations, an intergovernmental organization established by its member states. Each Partner Nonprofit will enter into a license agreement (a “License Agreement”) with the Adviser. Pursuant to the relevant License Agreement, each Partner Nonprofit will grant the Adviser a license permitting the applicable Fund to use the applicable Partner Nonprofit’s name and logo. The Adviser will pay a license fee to the Partner Nonprofit on a quarterly basis out of the applicable Fund’s unitary fee, calculated as a percentage (expressed in basis points) of the assets under management of such Fund. Each Partner Nonprofit will identify and compile certain social criteria to be incorporated into the applicable Fund’s “social screen” – criteria that seek to measure corporate performance against a range of social impact benchmarks relevant to each Fund. The Partner Nonprofits will not: (i) select any individual companies for inclusion or exclusion from the Underlying Indices or (ii) have any right to approve or modify the Indices, once constructed. The Partner Nonprofits will not have any influence on the day-to-day
operations of the Funds or the Adviser’s management of the Funds. The Partner Nonprofits will not provide any investment advisory services to the Adviser, the Funds or any potential or current investors in the Funds. The Partner Nonprofits will have no equity ownership or other financial interest in the Adviser. Each Fund’s right to use the name and logo of its Partner Nonprofit would terminate in the event that such Fund’s Investment Advisory Agreement is terminated.
About the NAACP
Founded on February 12, 1909, the NAACP is the nation’s oldest, largest and most widely recognized grassroots-based civil rights organization. Its more than half-million members and supporters throughout the United States and the world are the premier advocates for civil rights in their communities, campaigning for equal opportunity and conducting voter mobilization. The NAACP seeks:

•	To ensure the political, educational, social, and economic equality of all citizens;

•	To achieve equality of rights and eliminate race prejudice among the citizens of the United States;

•	To remove all barriers of racial discrimination through democratic processes;

•	To seek enactment and enforcement of federal, state, and local laws securing civil rights;

•	To inform the public of the adverse effects of racial discrimination and to seek its elimination; and

•
To educate persons as to their constitutional rights and to take all lawful action to secure the exercise thereof, and to take any other lawful action in furtherance of these objectives, consistent with the NAACP’s Articles of Incorporation and this Constitution.

Shares of the Impact Shares NAACP Minority Empowerment ETF are not sponsored, endorsed or promoted by NAACP. NAACP makes no representation or warranty, express or implied, to the owners of shares of this Fund or any member of the public regarding the ability of this Fund to track the performance of its Underlying Index or the ability of its Underlying Index to meet or exceed stock market performance. NAACP has no obligation or liability in connection with the administration, marketing or trading of shares of this Fund. NAACP is not an investment adviser. Inclusion of a security within this Fund’s Underlying Index is not a recommendation by NAACP to buy, sell or hold such security, nor is it considered to be investment advice. NAACP does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein.
About YWCA USA
Founded in 1858 as a voice for women’s issues, YWCA USA represents 213 YWCA associations in 46 States and the District of Columbia. Each year YWCAs serves over 2 million women and children in over 1200 communities across the United States. For over 160 years YWCA has delivered social impact through its many direct services and community-based programs. YWCA USA is dedicated to eliminating racism, empowering women and promoting peace, freedom and dignity for all. YWCA USA focuses its mission-driven work to achieve three signature outcomes:

•	Increasing equal protection and equal opportunities, paying close attention to the intersectionality of race and gender;

•
Increasing economic opportunities for women and girls throughout the US, especially communities of color, recognizing the importance of the race and gender inequities that exist for historically disenfranchised and contemporarily marginalized communities; and

•	Improving the disproportionately negative health and safety outcomes for women and girls by increasing and improving access to high quality health and safety resources and support systems.
The role of the YWCA is similar to that of an advisory board in that it has no power to determine that any security or other investment shall be purchased or sold by the Impact Shares YWCA Women’s Empowerment ETF.
Shares of the Impact Shares YWCA Women’s Empowerment ETF (the “Fund”) are not sponsored, endorsed or promoted by YWCA USA, Inc. or any of its affiliates or local associations (“YWCA”). YWCA makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the performance of the Morningstar
®
Women’s Empowerment Index (“Underlying Index”) or the ability of the Underlying Index to meet or exceed stock market performance. YWCA has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. YWCA is not an investment adviser. Inclusion of a security within the Underlying Index is not a recommendation by YWCA to buy, sell or hold such security, nor is it considered to be investment advice. YWCA does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein.
About the United Nations Capital Development Fund
The United Nations Capital Development Fund (“UNCDF”) is a subsidiary organ of the United Nations, an intergovernmental organization established by its member states, with its headquarters in New York, New York. With its capital mandate and instruments, UNCDF offers “last mile” finance models that unlock public and private resources, especially at the domestic level, to reduce poverty and support local economic development. By identifying those market segments where innovative financing models can have transformational impact in helping to reach the last mile and address exclusion and inequalities of access, UNCDF contributes to a number of different Sustainable Development Goals (“SDGs”).
The role of the UNCDF is similar to that of an advisory board in that it has no power to determine that any security or other investment shall be purchased or sold by the Impact Shares Sustainable Development Goals Global Equity ETF.
UNCDF does not endorse and/or recommend any commercial or other products including financial products, goods, or services. UNCDF does not endorse Impact Shares or any other commercial entity. UNCDF makes no representations and gives no warranties of whatever nature in respect of these documents, including but not limited to the accuracy or completeness of any information, facts and/or opinions contained therein. UNCDF does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the result to be obtained from the use of information in the present documents or the fitness or suitability of the referred information for any particular purpose for which they may be put. UNCDF cannot be held financially or legally liable for the use of and reliance of the opinions, estimates, forecasts and findings in these documents. No reference to UNCDF should be considered as an advice or recommendation by UNCDF to investors or potential investors in relation to holding, purchasing or selling securities or financial products or instruments. The UNCDF name and emblem are the exclusive property of UNCDF. They are protected under international law. Unauthorized use is prohibited. They may not be copied or reproduced in any way without the prior written permission of UNCDF. Nothing herein shall constitute or be considered to be a limitation upon or a waiver of, express or implied, the privileges and immunities of the United Nations, including UNCDF, which are specifically reserved.
Portfolio Manager
The portfolio of each Fund is managed by Ethan Powell. Mr. Powell has managed each Fund since its inception.
Ethan Powell
. Mr. Powell, has spent over two decades in financial services, primarily in hedge funds and private equity. Most recently Mr. Powell founded Impact Shares. Impact Shares is a collaboration of leading financial service and nonprofit organizations providing single social issue ETFs. Additionally, Mr. Powell serves as the Chairman of the board for a $5 billion mutual fund complex.
Previously, Mr. Powell was the Chief of Product and Strategy at Highland Capital Management Fund Advisors, L.P. In this role he was responsible for evaluating and optimizing the registered product lineup offered by Highland Mr. Powell also served as the portfolio manager of the Highland ETFs and worked with other portfolio managers and wholesalers on the appropriate positioning of strategies in the market place. Prior to joining Highland in April 2007, Mr. Powell spent most of his career with Ernst and Young providing audit and merger and acquisition services. Mr. Powell received an MS in Management Information Systems and a BS in Accounting from Texas A&M University. Mr. Powell has earned the right to use the Chartered Financial Analyst designation and is a licensed Certified Public Accountant.
The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Funds.
Distributor of the Funds
The Funds’ shares are offered for sale through SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, PA 19456. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds.

Distribution
(12b-1)
Plan
Under a Rule
12b-1
Distribution Plan (the “Plan”) adopted by the Board, the Funds may pay the Distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of each Fund as reimbursement or compensation for distribution related activities and other services with respect to the applicable Fund. Because these fees are paid out of the applicable Fund’s assets on an on-going
basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. No payments have yet been authorized by the Board, nor are any such expected to be made by the Fund under the Plan during the current fiscal year.
Distribution fees paid to the Distributor in the future may be spent on any activities or expenses primarily intended to result in the sale of the Funds’ shares including (but not limited to) to compensate the Distributor, the Funds’ investment adviser or any of their affiliates, as well as any banks, broker/dealers or other financial institutions for distribution or sales support services rendered, and related expenses incurred, for or on behalf of the Funds. The Distributor may also use any distribution fees paid in the future for the provision of personal services to investors in the shares and/or the maintenance of shareholder accounts. The Plan is considered a compensation type plan, which means that each Fund pays the Distributor the entire fee, if authorized by the Board in the future, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable under the Plan, if authorized by the Board in the future, at any given time, each Fund will not be obligated to pay more than that fee under the Plan. If the Distributor’s actual expenditures are less than the fee payable under the Plan, if authorized by the Board in the future, at any given time, the Distributor may realize a profit from the arrangement.
Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available (i) in the SAI and (ii) on the Funds’ website at www.impactetfs.org.
How to Buy and Sell Shares
The Funds issue and redeem shares of the Fund only in aggregations of Creation Units. A Creation Unit is comprised of 50,000 shares. The value of such Creation Unit was $1,000,000 at each Fund’s inception.
See the section of this Prospectus entitled “Creation and Redemption of Shares” for more information.
Shares of the Funds are exchange traded and available for purchase on the Exchange by any investors (not only members of the Partner Nonprofits) seeking social impact consistent with the goals of the Partner Nonprofit.
Shares of the Funds are listed on the Exchange for trading on any day that the Exchange is open for business. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Funds do not impose any minimum investment for shares of the Funds purchased on an exchange. Buying or selling Funds’ shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Funds through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Funds based on each Fund’s trading volume and market liquidity, and is generally lower if the applicable Fund has a lot of trading volume and market liquidity and higher if the applicable Fund has little trading volume and market liquidity. Shares of the Funds trade on NYSE Arca, Inc. The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Funds’ portfolio securities after the close of the primary markets for the

Funds’ portfolio securities and the reflection of that change in each Funds’ NAV (“market timing”), because the Funds’ shares are listed for trading on a national securities exchange.
Because secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Funds pursuant to the exemptive relief obtained by the Trust from the limitations of Section 12(d)(1), the company must enter into an agreement with the Trust.
Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record or registered owner of all outstanding shares of the Funds.
Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. Beneficial owners of shares are not entitled to receive physical delivery of stock certificates or to have shares registered in their names, and they are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, a beneficial owner must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that a beneficial owner holds in book-entry or “street name” form.
Creation and Redemption of Shares
The Funds issue and sell Creation Units on a continuous basis through the Distributor, without a sales load, at NAV plus a transaction fee next determined after receipt of a purchase order, on any day that the Exchange is open for business. Creation units of shares may be purchased only by or through a DTC participant that has entered into an Authorized Participant agreement with the Distributor. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. The Funds may direct portfolio transactions to certain Authorized Participants or their affiliates in certain circumstances, such as to achieve best execution, but do not direct transactions based on the purchase/sale of Funds’ shares. Due to the nature of the Funds’ investments, Authorized Participants may deposit cash, a portfolio of securities constituting a representative sample of the applicable Underlying Index or a combination of cash and a portfolio of securities constituting a representative sample of the applicable Underlying Index in exchange for a specified amount of Creation Units.
Redemptions of Creation Units for securities will be subject to compliance with applicable federal and state securities laws, and the Funds reserve the right to redeem Creation Units for cash if the Funds could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering the securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payments.

Investors should be aware that their particular broker may not be a DTC participant or may not have executed an Authorized Participant agreement, in which case orders to purchase creation units of shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Fund expects to enter into Authorized Participant agreements with only a small number of DTC participants.
Purchases through and outside the Clearing Process
An Authorized Participant may place an order to purchase (or redeem) creation units (i) through the Continuous Net Settlement clearing processes of the National Securities Clearing Corporation (“NSCC”) as such processes have been enhanced to effect purchases (and redemptions) of creation units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant agreement authorizes the Distributor to transmit through the Funds’ transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order.
Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite deposit securities and the balancing amount to the applicable Fund, together with the Transaction Fee and such additional information as may be required by the Distributor.
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process will be subject to a higher Transaction Fee (as defined below) than those settled through the Clearing Process.
Whether placed through the Clearing Process or outside the Clearing Process, a purchase order must be received by the Distributor by 4:00 p.m. Eastern Time if transmitted by telephone, facsimile or other electronic means permitted under the Participant Agreement in order to receive that day’s closing NAV per share.
Rejection of Purchase Orders
The Fund reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of the Funds if (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the applicable Fund; (c) the deposit securities delivered are not as specified by the Adviser and the Adviser has not consented to acceptance of an in-kind
deposit that varies from the designated deposit securities; (d) acceptance of the purchase transaction order would have certain adverse tax consequences to the applicable Fund; (e) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (f) the acceptance of the purchase order transaction would otherwise, in the discretion of the applicable Fund or the Adviser, have an adverse effect on the applicable Fund or the rights of beneficial owners; (g) the value of a cash purchase amount, or the value of the balancing amount to accompany an in-kind
deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant cut-off
time for the applicable Fund on the Transmittal Date; or (h) in the event that circumstances outside the control of the Fund, the Distributor and the Adviser make it impractical to process purchase orders. A Fund shall notify a prospective purchaser of its rejection of the order of such person. The Funds and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemptions
Similarly, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in good order by the Distributor on any day on that the Exchange is open for business. All redemption requests, whether placed through or outside the Clearing Process, must be received by the Distributor by 4:00 p.m. Eastern Time in order to receive that day’s Closing NAV per Share. The Fund reserves the right to reject any redemption request that is not in good order. Contact Impact Shares you have any questions about your particular circumstances. In general, a purchase order is in “good order” if: (i) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified herein; and (ii) all other procedures set forth in the Authorized Participant Agreement are properly followed. The Funds reserve the right to require additional information at any time for a purchase order to be in “good order.”
The Funds will not redeem shares in amounts less than Creation Units.
Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Funds. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.
The Funds may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the Exchange is closed on days other than weekdays or holidays; (ii) during periods when trading on the Exchange is restricted; (iii) during any emergency which makes it impractical for the Funds to dispose of its securities or fairly determine the NAV of the Funds; and (iv) during any other period permitted by the SEC for your protection.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Funds, a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4 (3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.
Redemption Proceeds
A redemption request received by a Fund will be effected at the NAV per share next determined after such Fund receives the request in good order. While a Fund will generally pay redemptions proceeds wholly or partially in portfolio securities, such Fund may pay your redemption proceeds in cash. In this event, the portfolio of securities a Fund will deliver upon redemption of Fund shares may differ from the portfolio of securities required for purchase of a Creation Unit. You will be exposed to market risk until you convert these portfolio securities into cash, you will likely pay commissions upon any such conversion, and you may recognize taxable gain or loss resulting from fluctuations in value of the portfolio securities between the conversion date and the redemption date. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors.
Transaction Fees
Authorized Participants are charged standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee of $500 ($3,500 in the case of the Impact Shares Sustainable Development Goals Global Equity ETF) is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. Creations and redemptions are also subject to an additional variable charge of up to 1% of the net asset value per Creation Unit, inclusive of the standard transaction fee, for
(i) in-kind
creations or redemptions effected outside the normal Clearing Process, (ii) in whole or partial cash creations, (iii) in whole or partial cash redemptions or
(iv) non-standard
orders. The variable component is primarily designed to cover non-standard
charges, e.g., brokerage, taxes, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. In all cases, the Transaction Fee will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. A Fund may determine not to charge the variable portion of a Transaction Fee on certain orders when Impact Shares has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The variable portion of a Transaction Fee may be higher or lower than the trading expenses incurred by a Fund with respect to the transaction.
No redemption fee will exceed 2% of the value of the Creation Unit redeemed.
Net Asset Value
The NAV per share of the Fund is calculated as of 4:00 p.m., Eastern Time, on each day that the Exchange is open for business, except on days on which regular trading on the Exchange is scheduled to close before 4:00, when the Fund calculates NAV as of the scheduled close of regular trading. The Exchange is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.
The NAV per share is computed by dividing the value of a Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to such Fund by the total number of shares of such Fund outstanding at the time the determination is made.
The Funds’ portfolio securities are valued in accordance with the Funds’ valuation policies approved by the Board. The value of a Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•
Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Funds does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

•
Investments by the Funds in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•
All other portfolio securities, including derivatives and cases where market quotations are not readily available or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board subject to approval or ratification by the Board at its next regularly scheduled quarterly meeting. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include but are not limited to securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of such Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of such Fund. In determining the fair value price of a security, Impact Shares use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Valuing the Funds’ investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by each applicable Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of its Underlying Index.
Share Prices
The trading prices of the Funds’ shares in the secondary market generally differ from each Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Funds’ shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not reflect operating expenses or other accruals. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of a Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no representation or warranty as to its accuracy.
Premium/Discount Information
The NAV of each Fund will fluctuate with changes in the market value of each Fund’s portfolio holdings. The market price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy a Fund’s shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and market price of a Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information about the premium and discounts for the Fund is available at www.impactetfs.org.
Dividends and Other Distributions
The Funds intend to declare and pay dividends of net investment income quarterly and to pay any capital gain distributions on an annual basis. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or make any capital gain distributions.
No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Funds for reinvestment of its dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds purchased in the secondary market. Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of the Funds pursuant to DTC’s Dividend Reinvestment Service. Shareholders using the Dividend Reinvestment Service should consult their broker-dealer for more information about the specific terms of the service, including potential tax consequences to such shareholders in light of their particular circumstances.
Capitalization Criteria
The Funds are subject to market capitalization criteria, such as policies adopted pursuant to Rule
35d-1
under the 1940 Act (the
so-called
“names rule”), that are tied to specific securities indices (“reference indices”). When each Fund’s reference index is periodically rebalanced or reconstituted, the applicable Fund may require a reasonable time period to align its investment portfolio with any new market capitalization criteria that result from changes to the reference index.
Index Provider
The Index Provider shall not be liable (whether in negligence or otherwise) to the parties or any other person for any error in the applicable Underlying Index, and the Index Provider is under no obligation to advise the parties or any person of any error therein. The Index Provider makes no representation whatsoever, whether express or implied, as to the advisability of purchasing or selling the Funds, the ability of the Underlying Indices to track relevant markets’ performances, or otherwise relating to the Underlying Indices or any transaction or product with respect thereto, or of assuming any risks in connection therewith. The Index Provider has no obligation to take the needs of any party into consideration in determining, composing or calculating the Underlying Indices. No party purchasing or selling the Funds, nor the Index Provider, shall have any liability to any party for any act or failure to act by the Index Provider in connection with the determination, adjustment, calculation or maintenance of the Underlying Indices. The Index Provider and its affiliates may deal in any obligations that compose the Underlying Indices, and may, where permitted, accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of commercial or investment banking or other business with the issuers of such obligations or their affiliates, and may act with respect to such business as if the Underlying Indices did not exist, regardless of whether such action might adversely affect the Underlying Indices or the Funds.
Morningstar, Inc. (“Morningstar”) is the Index Provider to the Funds. Morningstar is a provider of independent investment research in North America, Europe, Australia, and Asia. The company offers an extensive line of products and services for individual investors, financial advisors, asset managers, retirement plan providers and sponsors, and institutional investors in the private capital markets. Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, and real-time global market data. Morningstar also offers investment management services through its investment advisory subsidiaries, with more than $200 billion in assets under advisement and management as of December 31, 2017. The company has operations in 27 countries. Morningstar is not affiliated with the Funds, Adviser, or the Distributor. SPDJ is the calculation agent for each Underlying Index. SPDJ is not affiliated with Morningstar, Trust, Adviser, or the Distributor, or any of their respective affiliates.
Taxation
The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in the Funds. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders (including shareholders owning large positions in the Funds) or to address all aspects of taxation that may apply to Authorized Participants, individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. For more information, please see “Income Tax Considerations” in the SAI.
The Funds intend to elect to be treated and intend to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code including by complying with the applicable qualifying income and diversification requirements. If the Funds so qualify and satisfy certain distribution requirements, the Funds generally will not be subject to U.S. federal income tax on income and gains that the Funds distribute to their shareholders in a timely manner in the form of dividends or capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, the Funds intend to distribute at least annually all or substantially all of its net investment income and net realized capital gains. The Funds will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that they does not timely distribute to their shareholders.
If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year
period ending on October 31 of such year (or November 30 or December 31 of that year if a Fund is permitted to elect and so elects), and (iii) any such amounts retained from the prior year, such Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year .While the Funds intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, such Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
Additionally, if for any taxable year a Fund was not to qualify as a RIC and was ineligible to or otherwise did not cure such failure, all of its taxable income and gain would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce such Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders.

Such Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
The tax rules applicable to certain derivative instruments in which the Funds may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from certain derivatives can be uncertain, including for Subchapter M purposes. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect the Funds’ ability to meet one or more of the relevant requirements to maintain their qualification as RICs, as well as to avoid Fund-level taxes. See the “Statement of Additional Information” for additional detail regarding the Funds’ investments in derivatives.
The Funds’ investments in foreign securities, if any, may be subject to foreign withholding or other taxes. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments. Shareholders generally will not be entitled to a claim or deductions for such taxes on their own returns.
Distributions paid to you by a Fund from net capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that such Fund properly reports to you as a capital gain dividend (“capital gain dividends”) generally are taxable to you as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates, regardless of how long you have held your shares. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level.
A Medicare contribution tax of 3.8% is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and capital gains recognized on the taxable sale, redemption or exchange of shares of such Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
If, for any taxable year, a Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free
return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free
return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).
Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of a Fund pursuant to DTC’s Dividend Reinvestment Service (see “Dividends and Other Distributions”). Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by such Fund and received by you on December 31 of the year in which the dividend was declared.
The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to the ex-dividend
date for a distribution, you generally will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

The Funds (or your broker or other financial intermediary through which you own your shares) will send information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Funds. Dividends and other distributions may also be subject to state, local and other taxes.
If you sell or otherwise dispose of any of your shares of a Fund, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will generally be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of suchFund (whether through the reinvestment of dividends or otherwise) within a
61-day
period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.
The Funds (or your broker or other financial intermediary through which you own your shares) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Funds (or the intermediary) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Funds (or the intermediary) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
Authorized Participant Taxes Purchase and Redemption of Creation Units
Authorized Participants should consult their tax advisors about the federal, state, local or foreign tax consequences of purchasing and redeeming Creation Units in the Fund.
THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUNDS AND THEIR SHAREHOLDERS, INCLUDING FOREIGN SHAREHOLDERS, CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

FINANCIAL HIGHLIGHTS
The tables that follow present performance information about the shares of each Fund, as applicable. This information is intended to help you understand the financial performance of each Fund during the period of its operations. All per share information reflects financial information for a single Fund share. Total returns in the tables represent the rate that you would have earned (or lost) on an investment in the relevant Fund over the period covered, assuming you reinvested all of your dividends and distributions.
The Financial Highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, including any Notes to Financial Statements referenced in these Financial Highlights, is included in the Fund’s Annual Report dated June 30, 2020, and is incorporated by reference into the SAI.
You can obtain a copy of the Fund’s 2020 Annual Report, which contain more performance information, at no charge, at the Funds’ website at www.impactetfs.org or by calling
844-448-3383
(844-GIVE-ETF).

Impact Shares Trust I
Financial Highlights
Selected Per Share Data & Ratios
For the year or period ended June 30,
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distributions from Net Investment Income ($)	Distributions from Net Realized Capital Gains ($)	Return of Capital ($)		Total Distributions ($)	Net Asset Value, End of Period ($)	Market Price, End of Period ($)	Total Return (%) (1)	Net Assets End of Period ($) (000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover (%) (2)
Impact Shares YWCA Women’s Empowerment ETF
2020	20.63	0.28	2.16	2.44	(0.26)	—	—		(0.26)	22.81	22.77	11.92	7,414	0.75	(10)	1.30		47
2019 (3)	20.00	0.27	0.63	0.90	(0.25)	(0.02)	—	^	(0.27)	20.63	20.62	4.71	4,126	0.76	(4)(5)	1.60	(4)	7
Impact Shares NAACP Minority Empowerment ETF
2020	21.16	0.28	1.97	2.25	(0.24)	—	—		(0.24)	23.17	23.23	10.71	5,792	0.75	(10)	1.27		25
2019 (6)	20.00	0.28	1.17	1.45	(0.28)	(0.01)	—		(0.29)	21.16	21.11	7.37	2,222	0.75	(4)(7)	1.46	(4)	19
Impact Shares Sustainable Development Goals Global Equity ETF
2020	20.54	0.35	(0.70)	(0.35)	(0.14)	—	—		(0.14)	20.05	20.00	(1.75)	3,008	0.75	(11)	1.72		41
2019 (8)	20.00	0.32	0.60	0.92	(0.38)	—	—		(0.38)	20.54	20.66	4.67	1,027	0.75	(4)(9)	2.08	(4)	25
Amounts designated as “—” are $0.

*	Per share data calculated using average shares method.
^	Amount is less than $0.005.
(1)
Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.
(3)	Commenced operations on August 24, 2018.
(4)	Annualized.
(5)
The ratio of Expenses to Average Net Assets includes the voluntary expense reimbursements (See Note 3 to the Fund’s Financial Statements). If these reimbursements were excluded, the ratio would have been 2.24% for the period ended June 30, 2019.

(6)	Commenced operations on July 18, 2018.
(7)
The ratio of Expenses to Average Net Assets includes the voluntary expense reimbursements (See Note 3 to the Fund’s Financial Statements). If these reimbursements were excluded, the ratio would have been 1.66% for the period ended June 30, 2019.

(8)	Commenced operations on September 20, 2018.
(9)
The ratio of Expenses to Average Net Assets includes the voluntary expense reimbursements (See Note 3 to the Fund’s Financial Statements). If these reimbursements were excluded, the ratio would have been 1.38% for the period ended June 30, 2019.

(10)
The ratio of Expenses to Average Net Assets includes the voluntary expense reimbursements (See Note 3 to the Fund’s Financial Statements). If these reimbursements were excluded, the ratio would have been 1.11% for the year ended June 30, 2020.

(11)
The ratio of Expenses to Average Net Assets includes the voluntary expense reimbursements (See Note 3 to the Fund’s Financial Statements). If these reimbursements were excluded, the ratio would have been 1.27% for the year ended June 30, 2020.

www.impactetfs.org
More information about the Funds is available without charge upon request through the following:
Statement of Additional Information (SAI):
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Funds and is available, free of charge, on the Funds’ website at www.impactetfs.org. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Annual and Semi-Annual Reports:
Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders, which will be available, free of charge, on the Fund’s website at www.impactetfs.org.
To Obtain More Information:
By Internet:
www.impactetfs.org
By Telephone:
Call
844-448-3383
(844-GIVE-ETF)
By Mail:
Impact Shares Trust I
2189 Broken Bend
Frisco, Texas 75034
From the SEC:
You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may request documents from the SEC, upon payment of a duplicating fee, by
e-mailing
the SEC at publicinfo@sec.gov.
The Trust’s Investment Company Act
Registration Number: 811-23312

66

IMPACT SHARES TRUST I

Statement of Additional Information Dated October 22, 2020

FUND	PRINCIPAL U.S. LISTING EXCHANGE	TICKER SYMBOL
Impact Shares NAACP Minority Empowerment ETF	NYSE Arca, Inc	NACP
Impact Shares YWCA Women’s Empowerment ETF	NYSE Arca, Inc.	WOMN
Impact Shares Sustainable Development Goals Global Equity ETF	NYSE Arca, Inc.	SDGA

This Statement of Additional Information (“SAI”) is not a prospectus. It relates to the prospectus of the Impact Shares NAACP Minority Empowerment ETF (the “Minority ETF”), Impact Shares YWCA Women’s Empowerment ETF (the “Women’s ETF”), and Impact Shares Sustainable Development Goals Global Equity ETF (the “Sustainable Development ETF” and, together with the Women’s ETF and the Minority ETF, the “Funds”), dated October 22, 2020 (the “Prospectus”), and should be read in conjunction therewith. Each Fund’s financial statements for the fiscal year ended June 30, 2020, including the independent registered public accounting firm’s report thereon found in each Fund’s most recent annual report to shareholders, are incorporated into this SAI by reference. Copies of the Prospectus and the Funds’ annual report, when available, will be available free of charge by calling the Fund at 844-448-3383 (844-GIVE-ETF), visiting the Funds’ website (www.impactetfs.org) or writing to the Funds, Impact Shares Trust I, 2189 Broken Bend Frisco, Texas 75034. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Funds’ Prospectus. The principal U.S. national stock exchange on which the Funds are listed is NYSE Arca, Inc. (the “Exchange”).

-i-

THE FUNDS

Each Fund is a non-diversified series of Impact Shares Trust I (the “Trust”), an open-end management investment company organized as a Delaware statutory trust pursuant to a Declaration of Trust dated May 19, 2016. This SAI relates only to the Funds.

The Funds are exchange-traded funds (“ETFs”) and shares of the Funds are listed on NYSE Arca, Inc. (the “Exchange”). The shares will trade on the Exchange at market prices that may differ to some degree from the shares’ net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV in large, specified numbers of shares called “Creation Units.” Creation Units are issued and redeemed in-kind for securities included in the Funds’ underlying indices (the “Underlying Indices” or “Index”) and/or for cash at the discretion of the Funds. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Retail investors, therefore, generally will not be able to purchase the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Funds will be met. The Exchange may remove the Funds from listing under certain circumstances.

As in the case of all equities traded on the Exchange, brokers’ commissions on transactions in the Funds will be based on negotiated commission rates at customary levels for retail customers.

In order to provide current share pricing information, the Exchange, market data vendors or other information providers disseminate an updated Indicative Optimized Portfolio Value (“IOPV”) for the Funds. The Trust is not involved in, or responsible for, any aspect of the calculation or dissemination of the IOPV and makes no warranty as to the accuracy of the IOPV. The IOPV is expected to be disseminated every 15 seconds during regular trading hours of the Exchange. The Funds’ IOPV disseminated during the Exchange’s trading hours should not be viewed as a real-time update of the Funds’ NAV, which is calculated only once a day.

DESCRIPTION OF INVESTMENTS AND RISK FACTORS

The following information supplements the discussion of the investment policies and strategies of the Funds as described in the Prospectus. In pursuing their objectives, the Funds will invest as described in the Prospectus and as described below with respect to the following additional investment policies and strategies.

The Underlying Index for each Fund is rebalanced quarterly. The Index Provider, as defined below, annually reviews the parameters used in the selection of component securities of the Underlying Indices (“Component Securities”), including the eligibility criteria and the relevant social screen, to ensure that each Underlying Index continues to reflect the underlying market and the social goals referenced in the relevant social screen. The review consists of a qualitative and quantitative assessment of any developments in the market related to the social goals referenced in the social screen or in terms of market size, depth and overall liquidity conditions of the market.

Each Fund may change its benchmark or its Underlying Index at any time without shareholder approval, including if, for example, the Underlying Index becomes unavailable; the Board of Trustees (the “Board”) believes that the Underlying Index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or if the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current benchmark or the Underlying Index. The Funds may specify a benchmark index that is “leveraged” or proprietary. There can be no assurance that the Funds will achieve their investment objectives.

The Funds engage in representative sampling, which is investing in a sample of securities selected by Impact Shares, Corp. (“Impact Shares” or the “Adviser”) to have a collective investment profile similar to that of the applicable Underlying Index. Securities selected have aggregate social characteristics (companies advancing the referenced social cause), investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the applicable Underlying Index. Because the Funds use representative sampling, they may not hold all of the securities that are in its Underlying Index.

Each Fund generally invests at least 80% of its total assets, plus any borrowings for investment purposes, in Component Securities. The Funds may invest the remainder of their assets in securities not included in their Underlying Index, but which the Adviser believes will help the Funds track the Underlying Index. For example, the Funds may invest in securities that are not components of their Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Funds may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates and/or currencies, as substitutes for direct investments the Funds can make. The Funds may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Funds, and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to hedge various investments for risk management and speculative purposes. The Funds may also invest in cash and cash equivalents.

In addition, the Adviser may also invest some of the Funds’ assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments to enable the Funds to make investments quickly and to serve as collateral with respect to certain of its investments. The Funds may purchase securities on a when-issued or forward commitment basis. From time to time, in the sole discretion of the Adviser, cash balances of the Funds may be placed in a money market fund or investments may be made in shares of other investment companies, including other ETFs, subject to the applicable limits under the 1940 Act.

Role in Affairs of Portfolio Companies. The Adviser may take an active role in the affairs of the companies in which the Funds have positions, most notably through voting proxies with respect to the Funds’ portfolio holdings consistent with those desired social outcomes expressed by the funds’ social objectives. It is the policy of the Funds to take such steps as are necessary to protect their economic interests and advance the referenced social causes. If the opportunity presents itself, the Adviser reserves the option for any of its officers, directors or affiliates to accept a role on the board of directors of any company, regardless of whether the Funds hold any of the company’s securities.

Illiquid Securities

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market.

Open-end investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of a Fund’s net assets would be in investments that are illiquid or otherwise not readily marketable. Rule 22e-4 under the 1940 Act requires a Fund to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Fund’s investments.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A Securities. The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act on resales of certain securities to qualified institutional buyers. The Index Provider will monitor the liquidity of Rule 144A securities in the Underlying Index and will re-balance each month as necessary based on the security’s liquidity and other eligibility criteria.

The Funds may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Funds’ limit on illiquid securities. The Index Provider will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as sources quote, frequency of quotes, number of sources with size, bid-offer spreads, average quote size and movers count. If institutional trading in restricted securities or Rule 144A securities were to decline, the Funds’ illiquidity could increase and the Funds could be adversely affected.

Section 4(a)(2) Commercial Paper. The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board are quite liquid. The Funds intend therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including Section 4(a)(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(a)(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities. The Funds will not invest more than 10% of their total assets in restricted securities (excluding Rule 144A securities).

Borrowing and Lending

Borrowing. The Funds may borrow money from banks (including their custodian banks) or from other lenders to the extent permitted under applicable law. The 1940 Act requires the Funds maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. The Funds will not make any borrowing that would cause their outstanding borrowings to exceed one-third of the value of their total assets (including the proceeds of such borrowing) immediately following such borrowing. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is an expense that it would not otherwise incur, the Funds may have less net investment income during periods when their borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Derivatives

The Funds may invest in various derivatives instruments. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes, among other purposes, to attempt to protect the Funds from exposure to changing interest rates, securities prices or currency exchange rates and as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses.

In addition, the SEC recently proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that such Fund would be unable to implement its investment strategy.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Funds may write (sell) covered call and put options (“covered options”) on stocks, securities, futures contracts, indices and foreign currencies, among other assets, in an attempt to track the performance of such underlying asset or index. When the Funds write a covered call option, they give the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Funds will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Funds have no control, the Funds must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Funds forego, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Funds write a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Funds at the specified exercise price at any time during the option period. If the option expires unexercised, the Funds will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Funds have no control, the Funds must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Funds, in exchange for the premium received, accept the risk of a decline in the market value of the underlying security below the exercise price.

The Funds may terminate their obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Funds will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Funds may make a “closing sale transaction” which involves liquidating the Funds’ position by selling the option previously purchased. Where the Funds cannot effect a closing purchase transaction, they may be forced to incur brokerage commissions or dealer spreads in selling securities they receive or they may be forced to hold underlying securities until an option is exercised or expires.

When the Funds write a call option, they will “cover” their outstanding obligation by owning and earmarking the underlying security or other assets on the books of the Funds’ custodian. When the Funds write a put option, they will “cover” their outstanding obligation by earmarking assets at the Funds’ custodian.

The Funds may purchase call and put options on any securities in which they may invest. The purchase of a call option would entitle the Funds, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Funds would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price plus the premium during the option period.

The purchase of a put option would entitle the Funds, in exchange for the premium paid, to sell a security, which may or may not be held in the Funds’ portfolio, at a specified price during the option period. Put options also may be purchased by the Funds for the purpose of affirmatively benefiting from a decline in the price of securities which the Funds do not own. Upon exercise, the Funds would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price, less the premium. Gains and losses on the purchase of put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Options on Securities Indices. The Funds may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When the Funds write a put or call option on a securities index, they will cover the position by earmarking assets with the Funds’ custodian.

Futures Contracts and Related Options. To the extent consistent with applicable law, the Funds may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies and inflation indices. The sale of a futures contract creates an obligation by the Funds, as sellers, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Funds must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Funds will pay may range from approximately 1% to approximately 5% or greater of the value of the specified amount of securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Funds may be required by an exchange to increase the level of their initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

The Funds’ ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Funds seek to close out a futures or option on a futures contract position, and the Funds would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

When the Funds purchase or sell a futures contract, they are only required to deposit initial and variation margins as required by relevant regulations, the rules of the contract market and, from time to time, the Funds’ clearing broker. Because the purchase of a futures contract obligates the Funds to purchase the underlying security or other instrument at a set price on a future date, the Funds’ net asset value will fluctuate with the value of the security or other instrument as if it were already in the Funds’ portfolio. Futures transactions have the effect of investment leverage to the extent the Funds do not maintain liquid assets equal to the face amount of the contract. If the Funds combine short and long positions, in addition to possible declines in the values of its investment securities, the Funds will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Other Investment Policies

Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments or assets, which may also include separately managed accounts, and the returns are calculated based on a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Funds intend to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Funds’ risk of loss will consist of the net amount of payments that the Funds are contractually entitled to receive. The net amount of the excess, if any, of the Funds’ obligations over their entitlements will be maintained in a segregated account by the Funds’ custodian. The Funds will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Funds by the Adviser. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. Many swap instruments are not exchange-listed securities and may be traded only in the OTC market.

Interest rate swaps are generally traded on exchanges and cleared through clearinghouses. In a typical interest rate swap agreement, one party agrees to make regular payments to a clearing broker equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages and may not be traded on an exchange or cleared through a clearinghouse. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Investments in swaps involve the exchange by the Funds with another party of their respective commitments. Use of swaps subjects the Funds to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on the Funds’ performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. OTC swap agreements are generally considered as illiquid securities and, therefore, will be limited, along with all of the Funds’ other illiquid securities, to 15% of the Funds’ net assets. In certain circumstances, swaps may be considered liquid if the Funds are permitted to early terminate the swap transaction.

The Funds may enter into exchange-traded and OTC credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (generally, the full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either buyers or sellers in the transaction. If the Funds are buyers and no event of default occurs, the Funds lose their investments and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As sellers, the Funds receive income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. OTC credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements for OTC credit default swaps are individually negotiated and there is currently no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap.

Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Funds may have difficulty identifying the party responsible for payment of their claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Funds may not receive adequate collateral. The Funds generally may exit their obligations under an OTC credit default swap only by terminating the contract and paying applicable breakage fees, or, in the case of both OTC and exchange-traded credit default swaps, by entering into an offsetting credit default swap position, which may cause the Funds to incur more losses. If the Funds use credit default swaps to leverage their portfolios, they will be exposed to additional risks, including the risk that the Funds’ use of leverage will magnify the effect of any losses the Funds incur since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

When-Issued Securities and Forward Commitments. The Funds may enter into forward commitments for the purchase or sale of portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.

Securities purchased by the Funds under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Funds prior to the settlement date. For forward commitments that are cash settled, the Funds will designate or segregate liquid assets in an amount equal to the Funds’ daily marked-to-market value of such commitments.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Funds’ portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Funds will meet their obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although they would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Funds’ payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Funds from recovering the collateral or completing the transaction.

Euro-Related Risk. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of the Funds’ European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency. In June 2016, the United Kingdom approved a referendum to leave the EMU. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Money Market Instruments. The Funds may invest in money market instruments. Money market securities are high-quality, dollar- denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly- rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; and (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings.

Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Asset Coverage. To assure that the Funds’ use of futures and related options, as well as when issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Funds will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by earmarking liquid securities with their custodian in an amount at all times equal to or exceeding the Funds’ outstanding commitment with respect to these instruments or contracts.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Funds may purchase warrants and rights, provided that the Funds presently do not intend to invest more than 20% of their net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Equity Securities. Because it may purchase common stocks and other equity securities, the Funds are subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause a Fund to have more than 5% of their total assets invested in the investment company; or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Privately-Placed Securities. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expenses of registration.

Operating Deficits. The expenses of operating the Funds (including the fees payable to the Adviser) may exceed its income, thereby requiring that the difference be paid out of the Funds’ capital, reducing the Funds’ investments and potential for profitability.

Accuracy of Public Information. To the extent that the Funds invests any of their assets in securities not included in the Underlying Index, the Adviser selects investments for the Funds, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it appropriate and when such corroboration is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.

Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Funds to loss. Also, such a suspension could render it impossible for the Funds to liquidate positions thereby exposing them to potential losses. Finally, to the extent that advisory personnel of the Adviser acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Funds may be prevented from buying or selling securities of that company.

Tracking and Correlation. While the Funds do not expect that their daily returns will deviate significantly from its daily investment objective, several factors may affect the Funds’ ability to achieve this correlation. Among these factors are: (1) the Funds’ expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the Funds; (2) less than all of the securities in the benchmark index being held by the Funds and securities not included in the benchmark index being held by the Funds; (3) an imperfect correlation between the performance of instruments held by the Funds, such as swaps, futures contracts and other derivatives, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) the Funds’ share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform the Funds’ portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of the Funds may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent the Funds from purchasing or selling options or futures contracts; and (11) early and unanticipated closings of the markets on which the holdings of the Funds trade, resulting in the inability of the Funds to execute intended portfolio transactions. While a close correlation of the Funds to their benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of the Funds may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

CONSTRUCTION AND MAINTENANCE STANDARDS

FOR THE MINORITY ETF UNDERLYING INDEX

The Morningstar® Minority Empowerment Index (for purposes of this section, the “Underlying Index”) is constructed using a rules based methodology to select companies from the Morningstar US Large-Mid Cap ® Index (the “Parent Index”), a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. market) that have strong minority empowerment practices. Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified and compiled by the NAACP (“NAACP” or the “Partner Nonprofit”) to measure the strength of minority empowerment practices and products or services for each company within the Parent Index (a company’s “Minority Empowerment Composite Score”). Based on that scoring, excluding those companies with a detrimental score for applicable controversies (as determined by Sustainalytics), the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components.

The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure of companies with higher rankings as to minority empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. The Index Provider determines the weighting of each security in the Underlying Index using the following variables: Minority Empowerment Composite Score, market capitalization, maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments to the Underlying Index in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on the following social screens used in determining the Minority Empowerment Composite Score that narrows the universe of companies included in the Parent Index. Each of the social screens for the Minority Fund addresses an issue that has a history of NAACP support.

1. Board Diversity This indicator provides an assessment of the diversity of a company’s board of directors. Diversity of background can provide fresh perspectives in the boardroom and lead to better board decision-making.

2. Discrimination Policy This indicator provides an assessment of the quality of a company’s policy to eliminate discrimination, including racial discrimination, and ensure equal opportunity.

3. Scope of Supplier Social Programs This indicator assesses whether a company has supply chain/contractors’ social programs including a focus on racial diversity and empowerment, and the scope of such standards.

4. Digital Divide Programs This indicator provides an assessment of the presence of programs that address the digital divide, i.e. the lack of access to modern means of communication/internet. Access to such means is often difficult for certain groups in modern society (e.g., people of color, poor, elderly) or people in certain regions.

5. Freedom of Association Policy This indicator provides an assessment of the quality of a company’s freedom of association and collective bargaining policy, including its impact on racial minorities.

6. Diversity Programs This indicator assesses the strength of a company’s initiatives to increase the diversity of its workforce, including racial diversity.

7. Supply Chain Monitoring This indicator provides an assessment of whether the company has a supply chain monitoring system and/or whether there are other supply chain monitoring activities. Racial minority focused social standards are included within this monitoring.

8. Community Development Programs This indicator assesses the strength of a company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities, including minority communities, directly affected by the company’s operations.

9. Minority-Inclusive Health and Safety Management System This indicator assesses the strength of the company’s initiatives to manage employee health and safety and prevent accidents and occupational illnesses.

10. Conflict Minerals Programs This indicator measures the strength of a company’s initiatives to eliminate conflict minerals from its products and its supply chain.

The Index Provider will not provide any information relating to changes to the Underlying Index’s methodology for the inclusion of Component Securities, the inclusion or exclusion of specific Component Securities, or methodology for the calculation of the return of Component Securities, in advance of a public announcement of such changes by the Index Provider. In addition, the Index Provider will not provide recommendations to the Fund regarding the purchase or sale of specific securities.

CONSTRUCTION AND MAINTENANCE STANDARDS

FOR THE WOMEN’S ETF UNDERLYING INDEX

The Morningstar® Women’s Empowerment Index (for purposes of this section, the “Underlying Index”) is constructed using a rules based methodology to select companies from the Morningstar US Large-Mid Cap ® Index (the “Parent Index”) that have strong women’s empowerment practices. The Parent Index is a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. market. The Parent Index is an equity benchmark designed to comprehensively represent the performance of the companies incorporated and/or listed in the United States and contains large and mid-capitalization equities and is designed with the following objectives in mind: (1) transparent and objective rules; (2) full investibility; and (3) low turnover. Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Equileap, the Fund’s ESG research provider. The YWCA USA (“YWCA” or the “Partner Nonprofit”) has reviewed and approved the use of Equileap’s social screens (through the use of the Underlying Index) to measure the strength of women’s empowerment practices and products or services for each company within the Parent Index (a company’s “Gender Diversity Score”). After excluding those companies that Equileap determines are (i) involved in the weapons, gambling, or tobacco industries, (ii) on the Norwegian Ethics Council List1, or (iii) that have experienced an applicable legal controversy, the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to women’s empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. The Index Provider determines the weighting of each security in the Underlying Index using the following variables: Gender Diversity Score, market capitalization, and maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Equileap, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on the following social screens used in determining the Gender Diversity Score that narrows the universe of companies included in the Parent Index. Equileap determines a company’s Gender Diversity Score based upon its analysis of publicly available information, as reported by such company in its most recent annual report for its fiscal year end.

Each of the social screens for the Fund addresses an issue that has a history of YWCA support.

CATEGORY A: GENDER BALANCE IN LEADERSHIP & WORKFORCE

1. Non-Executive Board: Percentage of male and female as a proportion of the total number of non-executive Board members, as of the fiscal year end wherever available, otherwise as of the date of the latest filing.

2. Executives: Percentage of male and female executives as a proportion of the total number of executives, as of the fiscal year end wherever available, otherwise as of the date of the latest filing Executives are either defined by the company or represent those individuals that form the company executive committee/ board, management committee/board or equivalent.

[1]

The list of companies that the Council of Ethics for the Norwegian Government Pension Fund Global (the “Pension Fund”) has recommended excluding from the Pension Fund’s portfolio of investments on the grounds that investment in such companies would be inconsistent with the Pension Fund’s Ethical Guidelines.

3. Senior Management: Percentage of male and female senior management, as a proportion of the total number of senior management, as of the fiscal year end wherever available, otherwise as of the date of the latest filing. Senior management are defined and reported by the company.

4. Workforce: Percentage of male and female employees at the company, as a percentage of total employees.

5. Promotion & Career Development Opportunities: Ratio of male and female employees in management compared to ratio of each gender in total employees.

CATEGORY B: EQUAL COMPENSATION & WORK LIFE BALANCE

6. Fair Remuneration: Demonstrates a commitment to ensure payment of a fair wage to all employees, even in those countries that do not legally require a minimum wage.

7. Equal Pay: Commitment to provide comparable wages, hours, and benefits, including retirement benefits, for all employees for comparable work in country of incorporation.

8. Parental Leave: Paid leave programs for child and dependent care to both women and men (maternity leave, paternity leave, dependent care) in country of incorporation.

9. Flexible Work Options: Option for employees to control and/or vary the start/end times of the work day and/or vary the location from which employees work in country of incorporation.

CATEGORY C: POLICIES PROMOTING GENDER EQUALITY

10. Training and Career Development: Ensures equal access to training and career development.

11. Recruitment Strategy: Commitment to ensure non-discrimination against any type of demographic group. This could be in the form of an equal opportunities policy, as described by the company.

12. Freedom from Violence, Abuse and Sexual Harassment: Prohibit all forms of violence in the workplace, including verbal, physical and sexual harassment.

13. Safety at Work: Commitment to the safety of employees in the workplace, in travel to and from the workplace, and on company related business, and ensure the safety of vendors in the workplace.

14. Human Rights: Commitment to ensure the protection of the rights of all people it works with including employees’ rights to participate in legal, civic and political affairs.

15. Social Supply Chain: Commitment to reduce social risks in its supply chain such as forbidding business-related activities that condone, support, or otherwise participate in human trafficking, including for labor or sexual exploitation

16. Supplier Diversity: Commitment to ensure diversity in the supply chain, including a focus to ensure female-owned businesses in the supply chain.

17. Employee Protection: Systems and policies for the reporting of internal ethical compliance complaints without retaliation or retribution, including but not limited to access to confidential third-party ethics hotlines or systems for confidential written complaints

CATEGORY D: COMMITMENT, TRANSPARENCY & ACCOUNTABILITY

18. Commitment to Women’s Empowerment—Recognition and commitment to ensuring women’s empowerment in the workplace.

19. Audit- Undertaken and awarded an independent gender audit certificate by an Equileap recognized body.

The Index Provider will not provide any information relating to changes to the Underlying Index’s methodology for the inclusion of Component Securities, the inclusion or exclusion of specific Component Securities, or methodology for the calculation of the return of Component Securities, in advance of a public announcement of such changes by the Index Provider. In addition, the Index Provider will not provide recommendations to the Fund regarding the purchase or sale of specific securities.

CONSTRUCTION AND MAINTENANCE STANDARDS

FOR THE SUSTAINABLE DEVELOPMENT ETF UNDERLYING INDEX

The Morningstar® Societal Development Index (for purposes of this section, the “Underlying Index”) is constructed using a rules based methodology to select companies with specific characteristics (described below) from the Morningstar® Global Markets Large-Mid Index (the “Parent Index”). The Parent Index is a free-float market-cap weighted index composed of the equity securities of publicly-traded companies encompassing the top 97% of stocks by market capitalization across 46 countries including both developed and emerging markets. To be eligible for inclusion in the Parent Index, companies must meet specific trading frequency, U.S. Dollar trading volume and turnover, and free-float market capitalization requirements. The Underlying Index will provide exposure to both developed and emerging markets.

Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weightings from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified by the United Nations Capital Development Fund (“UNCDF” or the “Partner Nonprofit”), to measure (i) commitment to the UN’s Sustainable Development Goals2, (ii) adherence to the principles of the UN Global Compact3, (iii) commitment to reducing poverty and supporting economic development globally and (iv) exposure to countries with low levels of socioeconomic development for each company within the Parent Index (a company’s “Societal Development Score”). Morningstar determines a company’s exposure to countries with low levels of socioeconomic development using a quantitative scale based on the percentage of a company’s revenue identified as coming from countries defined as “low income” or “lower middle income” by the World Bank or as a “Least Developed Country” by the United Nations, excluding countries that are classified as developed or emerging by Morningstar Indexes, and increases the company’s Societal Development Score accordingly. In addition to the Societal Development Score, Sustainalytics assigns each company an “Overall ESG Score” which reflects its assessment of a company’s overall ESG preparedness and performance relative to other companies in the same global industry peer group. The Overall ESG Score is comprised of a company’s numerical scores for environmental, social and governance criteria as determined according to Sustainalytics’ proprietary methodology. After excluding those companies that Sustainalytics determines (i) have products involved in the following activities: adult entertainment, alcoholic beverages, controversial weapons, gambling, military contracting weapons, nuclear energy and small arms, or tobacco, (ii) have a detrimental controversy score for incidents related to a company involving one or more of the following matters: business ethics, governance, public policy, employee relations, social supply chain, society and community, operations, or environmental supply chain, (iii) are not compliant with the principles of the UN Global Compact, or (iv) have a below average Overall ESG Score relative to its global industry peers; the 200 highest scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized free-float market cap weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to global economic development, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. Morningstar determines the weighting of each security in the Underlying Index using the following variables: Societal Development Score, market capitalization, maximum and minimum weightings by security, sector and region. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index will provide exposure to both developed and emerging markets and is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments to the Underlying Index in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs,

[2]

The UN Sustainable Development Goals (“SDGs”) are a collection of 17 global goals set by the UN Development Program that calls for integration of economic development, social equity, and environmental protection. Adopted in 2015, the SDGs are intended to stimulate action over the next fifteen years in areas of critical importance for humanity and the planet, including: poverty eradication, food security, health, education, gender equality, access to water, sanitation, clean energy, decent jobs, key infrastructure, strong institutions, inequality reduction, sustainable urbanization, responsible production and consumption patterns, climate change mitigation and adaptation, and ecosystem conservation.

[3]

The UN Global Compact is an arrangement by which companies voluntarily and publicly commit to a set of principles, known as the Ten Principles of the UN Global Compact, all of which are drawn from key UN Conventions and Declarations, in four areas: (i) human rights; (ii) labor; (iii) environment; and (iv) anti-corruption.

bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on thirty-two separate social indicators used in determining the Societal Development Score that narrows the universe of companies included in the Parent Index. Each of these social indicators addresses an issue that has historically been important to the UNCDF and falls within one of the following five groups:

1.	Business Ethics

a.	Bribery & Corruption Policy: Assesses the quality of the company’s policy to combat bribery and corruption.

b.	Bribery & Corruption Programs: Assesses the quality of the company’s programs to combat bribery and corruption.

c.	Global Compact Signatory: Denotes whether a company is a signatory to the United Nations Global Compact.

d.	Human Rights Policy: Assesses the strength of the company’s commitment to respect human rights in within its sphere of influence.

e.	Renewable Energy Programs: Assesses whether the company has taken initiatives to increase the use of renewable energy.

2.	Employment Practices

a.	HIV/AIDS Programs: Assesses the quality of a company’s programs to address HIV/AIDS among its employees.

b.	Collective Bargaining Agreements: Assesses the extent that the company’s employees are covered by collective bargaining agreements.

c.	Freedom of Association Policy: Assesses the quality of a company’s freedom of association and collective bargaining policy.

d.

Working Conditions Policy: Assesses whether the company has a formal policy on working hours and/or minimum wages. The indicator relates to relevant core labor rights conventions of the International Labor Organization (ILO).

3.	Contractor and Supply Chain Monitoring

a.	Conflict Minerals Policy: Assesses the quality of a company’s formal policy commitment to eliminate conflict minerals from its products and its supply chain.

b.	Conflict Minerals Programs: Assesses the strength of the company’s initiatives to eliminate conflict minerals from its products and its supply chain.

c.	EICC Signatory: Denotes whether the company is a member of the Electronic Industry Citizenship Coalition (EICC).

d.	Fair Trade Products: Assesses the contribution of fair trade products to total company revenues.

e.	Quality of Social Supplier Standards: Assesses of the quality of social standards in supply chain code of conducts or policies.

f.	Scope of Social Supplier Standards: Assesses whether the company has supply chain/contractor policies and the scope of social standards.

g.

Social Supplier Certification: Assesses the percentage of suppliers certified to an external labor/social standard, such as SA 8000 or similar. SA8000 certification is an external verification ensuring that core labor standards are adhered to.

h.	Supply Chain Management: Assesses whether the company has a supply chain management system and how it is applied.

i.	Supply Chain Monitoring: Assesses whether the company has a supply chain monitoring system and/or whether there are other supply chain monitoring activities.

4.	Community Involvement and Social Development Programs.

a.

Access to Basic Services: Assesses the quality of the company’s programs that promote access to basic services (energy, electricity, water) to poor or disadvantaged groups and of the quality of its reporting on such programs.

b.	Access to Health Care: Assesses the strength of the company’s initiatives to promote access to health care equipment and services.

c.

Access to Medicine Programs: Assesses the strength of a company’s overall policies, strategies and initiatives to improve access to medicine in developing countries as well as for low income groups in developed markets.

d.

Community Development Programs: Assesses the strength of the company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities directly affected by the company’s operations.

e.	Community Involvement Programs: Assesses the company’s mechanisms to consult with local communities potentially affected by its operations.

f.	Digital Divide Programs: Assesses the presence of programs that address the digital divide.

g.	Drug Donations Policy: Assesses whether the company has a policy for drug donations.

h.

Equitable Pricing and Availability: Assesses the extent to which the company has developed and implemented drug pricing models that ensure equitable access to medicine for poor countries and poor populations within countries.

i.	Indigenous Rights Policy: Assesses the quality of the company’s policy on indigenous people and land rights.

j.

Neglected Diseases R&D: Assesses the strength of companies’ research and development (R&D) activities in areas that are under-researched and/or where there is a great societal need. This includes neglected tropical diseases and other diseases that disproportionally affect developing countries.

k.	Value of Drug Donations: Assesses the value of drug donations relative to earnings before interest and taxes (EBIT).

5.	Financial Inclusion in Access to Products and Services

a.	Credit & Loan Standards: Assesses the quality of a company’s environmental and social standards in its credit and loan activities.

b.	Financial Inclusion: Assesses whether the company has taken initiatives to promote financial inclusion of disadvantaged people.

c.	Sustainable Financial Initiatives: Assesses whether the company offers sustainability related financial services.

The Index Provider will not provide any information relating to changes to the Underlying Index’s methodology for the inclusion of Component Securities, the inclusion or exclusion of specific Component Securities, or methodology for the calculation of the return of Component Securities, in advance of a public announcement of such changes by the Index Provider. In addition, the Index Provider will not provide recommendations to the Fund regarding the purchase or sale of specific securities.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate nor will it affect when the Index Provider deems re-balancing of the Underlying Index appropriate. Although the Funds generally do not intend to trade for short-term profits, the securities held by the Funds will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Funds will bear directly, and can cause the Funds to recognize more short-term capital gains (which currently are taxable to shareholders at higher rates than long-term capital gains).

INVESTMENT RESTRICTIONS

The fundamental investment restrictions below may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Funds. A “vote of a majority of the outstanding voting securities” of the Funds means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. Except for investment restrictions designated as fundamental in the Funds’ Prospectus or in this SAI, the investment policies described in the Funds’ Prospectus or this SAI are not fundamental and may be changed without shareholder approval.

If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a security is purchased, later changes in a percentage will not be considered a violation of the policy or restriction unless any excess or deficiency exists immediately after and as a result of such purchase or pertains to the Funds’ limitations on borrowing and investment in illiquid securities.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities).” Each Fund may not:

1. Purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries;

2. Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;

3. Underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act;

4. Purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

5. Purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

6. Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.4

[4]

With respect to Fundamental Investment Restriction number 6, the Funds have no current intention to engage in reverse repurchase agreements and securities lending, but the Funds may change this intention at any time without shareholder approval.

Non-Fundamental Investment Restrictions. The Funds are also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval. Each Fund may not:

1. Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid;

2. Acquire securities of other investment companies, except as permitted by the 1940 Act (currently under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased, and may also invest in other investment companies pursuant to exemptions provided in or under the 1940 Act and in accordance with no-action positions of the staff of the SEC);

3. Borrow on margin, notwithstanding fundamental investment restriction number 2, unless such activity is permitted by applicable law; and

4. If the Fund is invested in by another series of the Trust in reliance on Section 12(d)(1)(G), it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1) (G) of the 1940 Act.

Other Information. The following commentary is intended to help investors better understand the meaning of the Funds’ fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Funds, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Funds’ fundamental policies.

For purposes of fundamental investment restriction number 1 above, a Fund will consider the concentration policies of any underlying funds in which it invests when evaluating compliance with its concentration policy.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to the Funds may require that the Funds pledge its assets as collateral. If the Funds were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, each Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Funds’ total assets at the time the borrowing for temporary purposes is made.

For purposes of non-fundamental investment restriction number 3 above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

NON-DIVERSIFIED STATUS

Each Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to qualify as a regulated investment company (“RIC”) accorded special tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), which imposes its own diversification requirements on the Fund that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. As a non-diversified fund, a relatively high percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. A Fund’s’ portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

BORROWING

Shared Credit Facility

The Funds, along with each other series of the Trust, have the ability to enter into a shared credit agreement. As of the date of this SAI, the Funds have not entered into any such shared credit agreement, but may do so in the future.

MANAGEMENT OF THE TRUST

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Impact Shares, Corp., 2189 Broken Bend, Frisco, Texas 75034.

Name and Date of Birth	Position(s) with the Funds	Term of Office[5] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Impact Shares Fund Complex[6] Overseen by Trustees[9]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

Winston I. Lowe (2/5/1951)	Trustee	Indefinite Term; Trustee since April 2018	Managing Partner, Lowe and Associates, LLC since March 2009	3	None	Significant business and legal experience as associate and managing partner at US- based law firm; significant leadership experience at law firm.

[5]	Trustees serve until their successors are duly elected and qualified.
[6]	The “Impact Shares Fund Complex” consists of each series of Impact Shares Trust I.

Kathleen Legg (11/9/1982)	Trustee	Indefinite Term; Trustee since April 2018	Consultant, Global Ware Digital Company since November 2014; Independent Consultant from 2012 until 2014.	3	None	Significant experience running social media companies; Significant experience advising global nonprofits on social media engagement techniques and best practices.
INTERESTED TRUSTEE

Ethan Powell[7]	Trustee; Chairman of the Board	Indefinite Term; Trustee since May 2016; Chairman of the Board since May 2016	President and Founder of Impact Shares LLC (“Impact Shares”) (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland	3	Serves as Independent Chairman of the Board of the Highland Fund Complex and the NexPoint Credit Strategies Fund Complex (collectively, 25 funds)	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

[7]	Mr. Powell is deemed to be an “interested person” of the Trust, as defined in the 1940 Act, because of his current affiliation with Impact Shares, Corp., the Funds’ investment adviser.

Name and Date of Birth	Position(s) with the Funds	Term of Office[8] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Impact Shares Fund Complex Overseen by Trustees[9]	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Capital Management Fund Advisors, L.P. from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and Impact Shares from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Impact Shares Trust I from May 2016 to January 2018; and Secretary of Impact Shares Trust I from May 2016 to January 2018; President and Treasurer of Impact Shares Trust I since January 2018.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served[8]	Principal Occupation(s) During Past Five Years
OFFICERS

Ethan Powell (6/20/1975)	President and Treasurer	January 2018 – Present.	See above under “Interested Trustees”.

Donald J. Guiney (9/22/1956)	Secretary, Chief Compliance Officer	January 2018 – Present.	Senior Counsel, Baker & McKenzie LLP (law firm) from 2013 to 2016); Partner, Freshfields Bruckhaus Deringer (law firm) from 1997 to 2013.

Eric Kleinschmidt (6/16/1968)	Assistant Treasurer	January 2018-Present.	Director of Fund Accounting, SEI Investments (2004- present).

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Funds receive no direct remuneration from the Trust. Each Independent Trustee receives an annual retainer of $20,000 payable in quarterly installments and allocated among each fund in the Impact Shares’ Fund Complex. The Independent Trustees do not receive any pension or retirement benefits. The following table shows the total compensation received or accrued from each Fund and the Impact Share Fund Complex by each of the Independent Trustees for the fiscal year ended June 30, 2020:

Trustee Name	Compensation from Women’s ETF	Compensation from Minority ETF	Compensation from Sustainable Development ETF	Total Compensation from the Impact Shares Fund Complex
Winston Lowe	$11,209	$5,318	$3,472	$19,999
Kathleen Legg	$11,209	$5,318	$3,472	$19,999

[8]	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of four Trustees, three of whom are Independent Trustees. The remaining Trustee, Mr. Powell is an “interested person” of the Trust (an “Interested Trustee”). Mr. Powell also serves as Chairman of the Board. The Trustees will meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of which is a committee of the whole (except the Audit Committee, as set forth below) and each of whose meetings are chaired by an Independent Trustee. The Board has established an Audit Committee, a Governance Committee and a Compliance Committee, which are discussed in greater detail below. For the fiscal year ended June 30, 2019 the Audit Committee and Compliance Committee have met three times and the Governance has met twice.

Audit. The members of the Audit Committee are Kathleen Legg and Winston Lowe, each of whom is independent for purposes of the 1940 Act. The Audit Committee is responsible for approving the Trust’s independent accountants, reviewing with the Trust’s independent accountants the plans and results of the audit engagement and the adequacy of the Trust’s internal accounting controls, approving professional services provided by the Trust’s independent accountants. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The Audit Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

Mr. Lowe acts as the Chairman of the Audit Committee.

Governance Committee. The Trust’s Governance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Trust, selection and nomination of Trustees, compensation of Trustees, and related matters. The Governance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 2189 Broken Bend, Frisco, Texas 75034. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. Ms. Legg serves as the Chairman of the Governance Committee.

Compliance Committee. The Compliance Committee’s function is to oversee and assist Board oversight of the Trust’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Trust and Impact Shares in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and Impact Shares. Ms. Legg acts as the Chairman of the Compliance Committee.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features committees each made up of a majority of Independent Trustees. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self- assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees; and (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser and other service providers, including reports regarding the Funds’ investment portfolios, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust.

The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio manager of the Funds to receive reports regarding the management of the Funds, including its investment risks.

Share Ownership

The following table shows the dollar range of equity securities of the Funds beneficially owned by each Trustee, as of December 31, 2019:

Name	Fund	Dollar Range of Equity Securities of Each Fund Beneficially Owned	Aggregate Dollar Range of Equity Securities of All Funds Beneficially Owned

Ethan Powell	Minority ETF	$1 – $10,000	$1 – $10,000
	Women’s ETF	$1 – $10,000
	Sustainable Development ETF	$1 – $10,000

Name	Fund	Dollar Range of Equity Securities of Each Fund Beneficially Owned	Aggregate Dollar Range of Equity Securities of All Funds Beneficially Owned

Winston Lowe	Minority ETF	None	None
	Women’s ETF	None
	Sustainable Development ETF	None

Kathleen Legg	Minority ETF	None	None
	Women’s ETF	None
	Sustainable Development ETF	None

Trustee Positions

As of December 31, 2019, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Distributor (as defined under “Distributor”) or any person controlling, controlled by or under common control with any such entities.

Code of Ethics

The Funds, the Adviser and the Funds’ principal underwriter, SEI Investments Distribution Co. (“SEI”) have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Funds shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Funds and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Funds and their service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Funds and its service providers may request additional information from its Authorized Participants (as defined under “Policy on Disclosure of Portfolio Holdings” in this SAI) to verify the identity of its Authorized Participants. If at any time the Funds believe an Authorized Participant may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” an Authorized Participant’s account. The Funds and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in an Authorized Participant’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Funds or its service providers may not be permitted to inform the Authorized Participant that it has taken the actions described above.

Proxy Voting Policies

The Board has delegated the responsibility for voting proxies in respect of the Funds’ portfolio holdings to the Adviser, to vote the Funds’ proxies in accordance with the Adviser’s Proxy Voting Policy. The Board has approved the Proxy Voting Policy. Pursuant to the Proxy Voting Policy, the Adviser will vote proxies related to Funds securities in the best interests of the Funds and its shareholders. The Adviser’s Proxy Voting Policy is attached as Appendix A.

The Funds’ proxy voting records for the most recent 12 month period ended June 30 will be available (i) without charge, upon request, by calling 844-448-3383 (844-GIVE-ETF) and (ii) on the SEC’s website (www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31. As each Fund commenced operations after June 30, 2018, information for the year ended June 30, 3019 will be presented for the period from the inception of each Fund through June 30, 2019.

Policy on Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about the Funds’ portfolio holdings, which is reviewed on an annual basis. The Board must approve all material amendments to this policy. Each Fund’s complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including the Funds’ publicly accessible Internet website (www.impactetfs.org). Limited information regarding the Funds’ portfolio holdings is available daily on (http://www.impactetfs.org) the portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to the Funds’ service providers to facilitate the provision of services to the Funds and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which the Funds create and redeem shares. Entities are generally limited to NSCC members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market.

Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of the Adviser and the Funds’ distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s Chief Compliance Officer or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Funds’ shareholders, no conflict exists between the interests of the Funds’ shareholders and those of the Adviser or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.

Additionally, no compensation or other consideration is received by the Funds, the Adviser or any other person for Non Standard Disclosures. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and as an exhibit to its reports on Form N-PORT for the first and third fiscal quarters. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be obtained free of charge by contacting the Funds at the address and phone number written on the cover of this SAI or by visiting our website at www.impactetfs.org.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. The shares of the Funds are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE Arca, Inc. and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).

Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares. Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

No dividend reinvestment service is provided by the Trust. However, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

INVESTMENT ADVISORY SERVICES

Impact Shares, Corp. (“Impact Shares” or the “Adviser”) serves as the investment adviser to the Funds. The address of the Adviser is 2189 Broken Bend, Frisco, Texas 75034. Impact Shares provides the day-to-day management of the Funds’ portfolio of securities, which includes buying and selling securities for the Funds and conducting investment research. Additionally, Impact Shares furnishes offices, necessary facilities, equipment and personnel. Organized in February 2014, Impact Shares is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Impact Shares is an ETF sponsor and investment manager that is creating a first of a kind platform for clients seeking maximum social impact with market returns. Impact Shares’ goal is to build a capital markets bridge between leading nonprofits, investors and corporate America to direct capital and social engagement on societal priorities.

The Adviser is a tax-exempt organization under Section 501(c)(3) of the Code. The Adviser intends to make charitable contributions to the Partner Nonprofits equal to the excess, if any, of Impact Shares’ fees with respect to the applicable Fund over Impact Shares’ operating expenses and a reserve for working capital. The Adviser’s intent is to provide financial support to further the causes championed by each Partner Nonprofit. For additional information see “Partner Nonprofits,” below.

The Funds have entered into an investment advisory agreement with Impact Shares (the “Investment Advisory Agreement”), pursuant to which Impact Shares either provides the day-to-day management of the Funds’ portfolio of securities, which includes buying and selling securities for the Funds and conducting investment research, or hires a sub-adviser to do so, subject to Impact Shares’ general oversight.

For the services provided to the Funds under the Investment Advisory Agreement, the Funds pay the Adviser an annual unitary fee, payable monthly, at the rate of 0.75% of the Funds’ Average Daily Managed Assets (as defined below). “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). From time to time, the Adviser may waive all or a portion of its fee. The Adviser has contractually agreed to reimburse each Fund for certain expenses excluded from the applicable unitary fee until at least October 28, 2021. This contract may not be terminated without the action or consent of the Board of Trustees. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any; salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Adviser or its subsidiaries or affiliates; taxes and governmental fees, if any, levied against the Funds; brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund; expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing; fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of the Adviser or its subsidiaries or affiliates; extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, contractual arrangements with Partner Nonprofit and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; organizational and offering expenses of the Fund, including registration (including Share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the 1940 Act and the initial registration of its shares under the Securities Act (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-1A); fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC; and expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

The Adviser has agreed to assume each Fund’s organization and offering costs. Each Fund does not have an obligation to reimburse the Adviser for organization and offering costs paid on its behalf.

Under the Investment Advisory Agreement, Impact Shares, among other things: (i) continuously furnishes an investment program for the Funds; (ii) determines the investments to be purchased, held, sold or exchanged by the Funds and the portion, if any, of the assets of the Funds to be held uninvested; (iii) makes changes in the investments of the Funds; (iv) monitors the Funds’ performance and considers ways to improve the performance of the Funds and (v) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of the Funds.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its position on the part of Impact Shares, Impact Shares shall not be subject to liability to the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Investment Advisory Agreement relates.

Additionally, the Investment Advisory Agreement remains in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Trust’s Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. Each Investment Advisory Agreement will automatically terminate in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

The Funds commenced operations after June 30, 2018 and accordingly three full fiscal years of data with regard to advisory fees paid to the Adviser by each Fund is not available. The following table shows the total advisory fees paid to the Adviser by each Fund for the periods indicated.

Fund	From Inception of the Fund Through June 30, 2019	For the Twelve Months Ended June 30, 2020
Women’s ETF	$17,177	$128,973
Minority ETF	$14,996	$134,151
Sustainable Development ETF	$10,043	$124,179

The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.75% of the average daily net assets of the Women’s ETF and the Sustainable Development ETF and, effective from August 17, 2020 to 0.49% of the average daily net assets of the Minority ETF. These expense limitation agreements will continue through at least October 28, 2021, and may not be terminated prior to this date without the action or consent of the Board.

INFORMATION REGARDING PORTFOLIO MANAGER

The portfolio manager of each Fund is Ethan Powell. The following table provides information about funds and accounts, other than the Funds, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.

As of June 30, 2020, Ethan Powell does not manage any client accounts other than the Funds.

Compensation Structure – Impact Shares

Impact Shares currently has two full time employees, including Mr. Powell. Impact Shares’ financial arrangements with its employees currently includes base compensation and a discretionary bonus. Impact Shares currently offers no retirement plan, health insurance plan or other employee benefits to its employees. These arrangements may change in future periods to the extent Impact Shares grows and takes on more full time employees.

Mr. Powell and Impact Shares’ other employee Mr. Guiney both agreed to defer a portion of their compensation during the period from the inception of the Funds through June 30, 2020.

Conflicts of Interest – Impact Shares

Impact Shares’ officers, affiliates and employees may provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. For the purposes of this section, the term Impact Shares has the meaning set forth on its Form ADV, as filed with the SEC March 22, 2019 (CRD No. 282472). In connection with such other investment management activities, Impact Shares and/or its officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Funds’ monies, in a particular security or strategy. In addition, Impact Shares and such other persons will determine the allocation of funds from the Funds and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Impact Shares has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Impact Shares has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Impact Shares may furnish advisory services to numerous clients in addition to the Funds, and Impact Shares may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same as or different from those made to the Funds. In addition, Impact Shares, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale Impact Shares recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that Impact Shares, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, Impact Shares may refrain from rendering any advice or services concerning securities of companies of which any of Impact Shares’ (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which Impact Shares or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Impact Shares includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

Impact Shares, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Funds. As a result, Impact Shares will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, Impact Shares will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients.

Conflicts may arise in cases when clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Impact Shares, will generally pursue the strategy that Impact Shares believes will maximize value for Impact Shares accounts overall (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Impact Shares investment professionals. A single person may represent more than one part of an issuer’s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed, the Adviser may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Impact Shares personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Impact Shares personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee’s determination. A Portfolio Manager with respect to any applicable Impact Shares registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Impact Shares may use external counsel for guidance and assistance.

Impact Shares and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of Impact Shares and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Impact Shares’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Funds. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

Another type of conflict may arise if a Portfolio Manager causes one client account of an affiliated advisor to buy a security and another client account to sell or short the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

The Adviser may own and/or operate one or more of the Underlying Indexes based on investment and trading strategies developed by the Investment Adviser or its affiliates (“Investment Adviser Strategies”). The Adviser may, from time to time, manage client accounts that invest in the Funds. In addition, the Investment Adviser may manage client accounts which track the Underlying Indices or which are based on the same, or substantially similar, Investment Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and client accounts in this manner may give rise to potential conflicts of interest.

For example, client accounts that track an Underlying Index may engage in purchases and sales of securities prior to when the Underlying Index and the Funds engage in similar transactions because such client accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic basis corresponding with the rebalancing of the Underlying Index. These differences may result in the client accounts having more favorable performance relative to that of the Underlying Index and the Funds or other client accounts that track the Underlying Index. Other potential conflicts include the potential for unauthorized access to Underlying Index changes that benefit the Adviser or other client accounts and not the investors in the Funds, and the manipulation of Underlying Index pricing to present the performance of the Funds, or tracking ability, in a preferential light.

The Adviser has adopted policies and procedures that are designed to address potential conflicts that may arise in connection with the Adviser’s operation of the Underlying Indexes, the Funds and other client accounts. The Adviser has established certain information barriers and other policies to address the sharing of information between different businesses within the Adviser, including with respect to personnel responsible for maintaining the Indexes and those involved in decision-making for the Funds. In addition, the Adviser has adopted a Code of Ethics.

To the extent it is intended that a Fund track an Underlying Index, the Fund may not match, and may vary substantially from, the Underlying Index for any period of time. A Fund that tracks an Underlying Index may purchase, hold and sell securities at times when a non-Underlying Index fund would not do so. The Adviser does not guarantee that any tracking error targets will be achieved. Funds tracking an Underlying Index may be negatively impacted by any errors in the Underlying Index, either as a result of calculation errors, inaccurate data sources or otherwise. The Adviser does not guarantee the timeliness, accuracy and/or completeness of an Underlying Index and is not responsible for errors, omissions or interruptions in the Underlying Index (including when the Adviser or an affiliate acts as the index provider) or the calculation thereof (including when the Adviser or an affiliate acts as the calculation agent).

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

Ownership of Securities

As of June 30, 2020, the Funds’ portfolio manager, Ethan Powell owns the following dollar range of shares of each Fund:

Fund	Dollar Range of Securities Owned
Women’s ETF	$1 – $10,000
Minority ETF	$1 – $10,000
Sustainable Development ETF	$1 – $10,000

ADMINISTRATOR

Under the Administration Agreement with SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the “Administrator”), the Administrator provides administration services to the Funds, as well as other services including fund accounting, shareholder services and a contact center. The Administrator receives a monthly administration fee from the Adviser, calculated and assessed in arrears based on the aggregate net assets of the Funds. The Funds commenced operations after June 30, 2018 and accordingly three full fiscal years of data with regard to fees paid by the Adviser on behalf of each Fund to the Administrator is not available. The following table shows the total fees paid by the Adviser on behalf of each Fund to the Administrator for the periods indicated:

Fund	From the Inception of Each Fund Through June 30, 2019	For the Twelve Months Ended June 30, 2020
Women’s ETF	$58,876	$128,973
Minority ETF	$66,356	$134,151
Sustainable Development ETF	$54,082	$124,179

DISTRIBUTOR

Under a Distribution Agreement with SEI Investments Distribution Co., One Freedom Valley Drive Oaks, Pennsylvania 19456 (the “Distributor”), shares of the Funds are offered for sale on a continuous basis only in Creation Units, as described in the Prospectus and in the “Purchase and Redemption of Shares” section of this SAI below. Fund shares in amounts less than Creation Units are not distributed by the Distributor. As of June 30, 2020, no fees were paid by a Fund to the Distributor.

The Funds have adopted a Rule 12b-1 Distribution Plan (the “Plan”) pursuant to which payments of up to 0.25% may be made as reimbursement or compensation for distribution related activities and other services with respect to the Funds. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Funds, and all material amendments of the Plan also require Board approval.

The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of the Funds (as such vote is defined in the 1940 Act). No payments are expected to be made by the Funds under the Plan during the current fiscal year.

Distribution fees paid to the Distributor in the future may be spent on any activities or expenses primarily intended to result in the sale of the Funds’ shares including (but not limited to) to compensate the Distributor, the Fund’s investment adviser or any of their affiliates, as well as any banks, broker/dealers or other financial institutions for distribution or sales support services rendered, and related expenses incurred, for or on behalf of a Fund. The Distributor may also use any distribution fees paid in the future for the provision of personal services to investors in the Shares and/or the maintenance of shareholder accounts. The Plan is considered a compensation type plan, which means that the Fund pays the Distributor the entire fee, if authorized by the Board in the future, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable under the Plan, if authorized by the Board in the future, at any given time, the Fund will not be obligated to pay more than that fee under the Plan. If the Distributor’s actual expenditures are less than the fee payable under the Plan, if authorized by the Board in the future, at any given time, the Distributor may realize a profit from the arrangement.

During the fiscal year ended June 30, 2020 no fees were paid to the Distributor by any Fund as compensation for services. During the period from the inception of each Fund to the fiscal year ended June 30, 2019 and during the fiscal year ended June 30, 2020, the Distributor did not incur expenses on behalf of any Fund in connection with distributions under the Plan.

TRANSFER AGENT

The Bank of New York Mellon (“BNYM”) provides transfer agency and dividend disbursing services for the Fund. As part of these services, BNYM maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes the Funds’ securities and cash distributions to shareholders.

CUSTODIAN

BNYM is the custodian for the Fund. BNYM is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. BYNM does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund is Ernst & Young LLP, located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when engaged to do so. The Financial Highlights for the Funds contained in the Prospectus and the financial statements for the Funds contained in the Trust’s 2020 Annual Report for the year ended June 30, 2020 are incorporated by reference into this SAI and were audited by Ernst & Young LLP.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Broker-Dealers; Order Placement

Subject to the overall review of the Funds’ Board, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Funds, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser and its affiliates may manage other accounts that invest in Funds investments. Although investment decisions for the Funds are made independently from those of such other accounts, investments of the type the Funds may make also may be made on behalf of such other accounts. When the Funds and one or more other accounts are prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Funds. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Funds and its other clients (including its duty to seek to obtain best execution of client trades).

Commission Rates; Brokerage and Research Services

The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Funds. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

In addition, the investment advisory agreement between the Trust and Impact Shares relating to the Funds authorizes Impact Shares, on behalf of the Funds, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided to the Funds and/or other accounts over which Impact Shares or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to the Funds will not be reduced by reason of the Funds’ receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of the Funds may be useful to Impact Shares in servicing the Funds as well as all of Impact Shares’ accounts and not all of these services may be used in connection with the particular Funds or funds generating the commissions. Consistent with limits established by the Federal securities laws, the Funds may pay broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The Funds commenced operations after June 30, 2018 and accordingly, three full fiscal years of data with regard to brokerage commissions are not available. The following table sets forth brokerage commissions paid by each Fund for the periods indicated.

Fund	From the Inception of each Fund through June 30, 2019	For the Twelve Months Ended June 30, 2020
Women’s ETF	$ 86.89	$ 787.06
Minority ETF	$133.58	$ 349.23
Sustainable Development ETF	$763.67	$1,302.45

DESCRIPTION OF THE FUNDS’ SHARES

The Funds are each a series of the Trust, a Delaware statutory trust formed on May 19, 2016. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Trust’s shares to replace its Trustees. The Trust’s Board is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. Shares of all series will have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Purchase and Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board.

Description of the Trust

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.

Trust Matters

The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.

Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders

Shareholder Approval

Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Funds or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.

Information for Shareholders

All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456. For assistance, call (855) 799-4757 or visit the Funds’ website at www.impactetfs.org.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Funds or acknowledges the existence of such control may be presumed to control the Funds. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or terms of the investment advisory agreement with the Adviser. The Trust does not have information concerning the beneficial ownership of shares nominally held by DTC. Except as noted in the table below, to the Trust’s knowledge, as of October 1, 2020, no person owned of record or beneficially 25% or more of any of the Funds.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of the Funds. The Trust does not have information concerning the beneficial ownership of shares nominally held by DTC. Except as noted in the table below, to the Trust’s knowledge, as of October 1, 2020, no persons owned of record or beneficially 5% or more of any of the Funds.

As of October 1, 2020, the Trustees and officers of the each Fund as a group owned less than 1% of the outstanding shares of the relevant Fund.

Fund/Class	Shareholder Name & Address	% held as of October 1, 2020
Impact Shares NAACP Minority Empowerment ETF – Shares of Beneficial Interest	4S Bay Partners LLC 1849 Green Bay Road, Suite 280 Highland Park, Illinois 60035	35.7%

Impact Shares YWCA Women’s Empowerment ETF – Shares of Beneficial Interest	4S Bay Partners LLC 1849 Green Bay Road, Suite 280 Highland Park, Illinois 60035	28.6%

PURCHASE AND REDEMPTION OF SHARES

The Funds issue and redeem shares only in aggregations of Creation Units. A Creation Unit is comprised of 50,000 shares. The value of a Creation Unit at the Funds’ inception was $1,000,000.

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Funds, and may make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of Creation Units. The Funds issue and sell shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of a purchase order in proper form. A “Business Day” with respect to the Funds is any day on which the Exchange is open for business. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount (as defined below) if required and the Transaction Fee described in the Prospectus. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Funds expect to enter into Authorized Participant Agreements with only a small number of DTC Participants.

As described below, at the discretion of the Adviser, the Funds may, at times, only accept in-kind purchase orders from Authorized Participants.

Creation Deposit. The consideration for purchase of a Creation Unit of shares of the Funds can consist of cash only (including the appropriate Transaction Fee). However, the Funds may permit or require the in-kind deposit of a designated portfolio of securities (“Deposit Securities”) constituting a representative sample of the Underlying Index, along with the Balancing Amount and the appropriate Transaction Fee (collectively, the “Creation Deposit”) as consideration for the purchase of a Creation Unit. The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. The Adviser may restrict purchases of Creation Units to be on an in-kind basis at any time and without prior notice, in all cases at the Adviser’s discretion.

The Custodian, using information provided by the Administrator, makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Creation Deposit (based on information at the end of the previous Business Day). Such Creation Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of shares the Funds until such time as the next-announced Creation Deposit composition is made available. The Custodian, using information provided by the Administrator, will also make available through the NSCC on each Business Day information about the previous day’s Balancing Amount.

The identity and number of shares of the Deposit Securities required for a Creation Deposit for the Funds changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Funds. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security or Deposit Securities which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Creation Deposit, in the composition of the subject index being tracked by the Funds, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Creation Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding share of the Funds, will be made available.

Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a greater value than the NAV of the shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily mark-to-market value of the missing Deposit Securities. The Participation Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of shares so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Amount

Creation Units of all Funds may, at the discretion of the Adviser, be sold for cash (the “Cash Purchase Amount”). Creation Units are sold at their NAV plus a Transaction Fee, as described below. The Advisor may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at the Advisor’s discretion.

Purchase Cut-Off Times

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. Purchase orders placed through the Clearing Process, as well as purchase orders placed outside the Clearing Process, must be received by 4:00 pm, Eastern Time in order to receive that day’s closing NAV per share, as set forth in the table below. In all cases purchase/redeem procedures are at the discretion of the Adviser and may be changed without notice.

Fund	Creation Cut-Off Time (Eastern Time)
Impact Shares YWCA Women’s Empowerment ETF	4:00 p.m. in order to receive that day’s closing NAV per Share
Impact Shares NAACP Minority Empowerment ETF	4:00 p.m. in order to receive that day’s closing NAV per Share
Impact Shares Sustainable Development Goals Global Equity ETF	4:00 p.m. in order to receive that day’s closing NAV per Share

Purchases through and outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Funds’ transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite deposit securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor.

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. The Creation Deposit transfer must be ordered on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds by no later than 11:00 a.m. Eastern Time of the next Business Day immediately following such Transmittal Date. The cash equal to the Cash Amount must be transferred directly to the Funds through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Funds no later than 2:00 p.m. Eastern Time on the next Business Day immediately following the Transmittal Date. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer.

Rejection of Purchase Orders. The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect to the Funds if (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (c) the deposit securities delivered are not as specified by the Adviser and the Adviser has not consented to acceptance of an in-kind deposit that varies from the designated deposit securities; (d) acceptance of the purchase transaction order would have certain adverse tax consequences to the Funds; (e) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (f) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the value of a Cash Purchase Amount, or the value of the Balancing Amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant cut-off time for the Funds on the Transmittal Date; or (h) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemption of Creation Units. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Custodian, using information provided by the Administrator, through the NSCC, makes available prior to the opening of business on the Exchange on each Business Day, the identity of the Fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. Fund securities received in redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Redemption proceeds for a Creation Unit generally consist of cash; however, the Funds also reserve the right to make the redemptions entirely or partly in the announced Fund securities plus or minus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund securities, less a redemption transaction fee.

Redemptions of shares for Fund securities will be subject to compliance with applicable federal and state securities laws, and the Funds reserve the right to redeem Creation Units for cash if the Trust could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering the Fund securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The Funds, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the Exchange is closed on days other than weekdays or holidays; (ii) during periods when trading on the Exchange is restricted; (iii) during any emergency which makes it impractical for the Funds to dispose of its securities or fairly determine the NAV of the Funds; and (iv) during any other period permitted by the SEC for your protection.

Redemption Cut-Off Times

An Authorized Participant may place an order to redeem Creation Units (i) through the Clearing Process, or (ii) outside the Clearing Process. Redemption orders placed through the Clearing Process, as well as redemption orders placed outside the Clearing Process, must be received by 4:00 pm, Eastern Time in order to receive that day’s closing NAV per share, as set forth in the table below. In all cases purchase/redeem procedures are at this discretion of the Advisor and may be changed without notice.

Fund	Redemption Cut-Off Time (Eastern Time)
Impact Shares YWCA Women’s Empowerment ETF	4:00 p.m. in order to receive that day’s closing NAV per Share
Impact Shares NAACP Minority Empowerment ETF	4:00 p.m. in order to receive that day’s closing NAV per Share
Impact Shares Sustainable Development Goals Global Equity ETF	4:00 p.m. in order to receive that day’s closing NAV per Share

Placement of Redemption Orders using the Clearing Process. Orders to redeem Creation Units of the Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received by the cut-off times set forth in “Redemption Cut-Off Times” above. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The requisite cash or Fund securities and the Balancing Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. A redemption order must be received by the cut-off times set forth in “Redemption Cut-Off Times” above. The order must be accompanied by the requisite number of shares of the Funds specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00am Eastern Time on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”). All other procedures set forth in the Authorized Participant Agreement must be properly followed. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite cash and, if applicable, Fund securities, which are expected to be delivered within three Business Days following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee of $500 is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. Creations and redemptions are also subject to an additional variable charge of up to 1% of the net asset value per Creation Unit, inclusive of the standard transaction fee, for (i) in-kind creations or redemptions effected outside the normal Clearing Process, (ii) in whole or partial cash creations, (iii) in whole or partial cash redemptions or (iv) non-standard orders. The variable component is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. In all cases, the Transaction Fee will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge the variable portion of a Transaction Fee on certain orders when Impact Shares has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The variable portion of a Transaction Fee may be higher or lower than the trading expenses incurred by a Fund with respect to the transaction. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other financial intermediary may pay fees for such services.

Continuous Offering. The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells some or all of the shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Funds’ Prospectus is available at the national securities exchange on which the shares of the Funds trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.

INCOME TAX CONSIDERATIONS

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this SAI. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting each Fund and its shareholders (including shareholders owning large positions in a Fund), and the discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you

Taxation of the Funds

Each Fund intends to elect to be treated and intends each year to qualify and to be eligible to be treated as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain ETFs and certain master limited partnerships (“MLPs”) in which a Fund may invest may qualify as qualified publicly traded partnerships.

For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Funds’ ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Funds will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long- term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower net capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of such Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any investment company taxable income retained by a Fund will be subject to Fund-level tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (defined below), its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, such Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. Carryforward losses may be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of such Fund by a shareholder owning or treated as owning 5% or more of the stock of such Fund. Each Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Funds Distributions

Distributions are taxable to shareholders even if they are paid from gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares pursuant to DTC’s Dividend Reinvestment Service (see “Dividends and Other Distributions” in the Funds’ Prospectus).

Each Fund (or broker or other financial intermediary through which you own your shares) will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (defined below) may also be subject to state, local or other taxes.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Funds or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of such Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. The Funds do not expect a significant portion of their distributions to be eligible for treatment as qualified dividend income.

Any distribution of income attributable to qualified real estate investment trust (“REIT”) dividends or qualified publicly traded partnership income from a Fund’s investment in a REIT or qualified publicly traded partnership, as applicable, will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or qualified publicly traded partnership directly.

Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by such Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that a Fund have held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Funds are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the applicable Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then such Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

A Fund’s dividends representing distributions of interest income and capital gains or distributions from entities that are not corporations for U.S. tax purposes will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. In addition, any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a Medicare contribution tax of 3.8% on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. “Net investment income” generally includes for this purpose, among other things, (i) distributions paid by a Fund, including any capital gain dividends, and (ii) net gain recognized on the sale, exchange, redemption or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Return of Capital Distributions

If a Fund makes a distribution to a shareholder in excess of such Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the fair market value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether such Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

A Fund’s investment in swaps, if any, will generate ordinary income and losses for federal income tax purposes. A Fund’s investments in futures and swaps may cause the Fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a Fund-level tax. A Fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. A Fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

In addition to the special rules described above in respect of options, futures transactions and swaps, a Fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund may make any applicable elections pertaining to such transactions consistent with the interests of the Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

If a Fund participates in a short sale and, on the date of such short sale, the Fund either (i) does not hold securities substantially identical to those sold short or (ii) has held such substantially identical securities for one year or less, the character of gain or loss realized on such a short sale generally will be short-term. If a Fund participates in a short sale and, on the date of such short sale, the Fund has held substantially identical securities for more than one year, the character of gain realized on such short sale will be determined by reference to the Fund’s holding period in the property actually used to close the short sale; the character of loss realized on such short sale generally will be long term, regardless of the holding period of the securities actually used to close such short sale. Because net short- term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

A Fund’s investments in shares of another ETF, a mutual fund or another company that qualifies as a RIC (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Funds’ income, will depend upon which of the permitted accrual methods a Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, a Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Funds elect.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Funds actually received.

Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

Investments in high-yield debt obligations (known as “junk”) or other distressed debt obligations that are at risk of or in default present special tax issues for a Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Funds may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund as necessary, in order to seek to ensure that it distribute sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Any transactions by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent years.

Any equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case such Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Funds to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s income from or its gains or proceeds in respect of the disposition of its investments in foreign countries may be subject to withholding and other taxes imposed by such countries. These withholding and other taxes will decrease a Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

In addition, certain of a Fund’s derivatives transactions and investments in foreign currency-denominated debt instruments as well as any of a Fund’s transactions in foreign currencies or its hedging activities are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Backup Withholding

Each Fund (or a broker or other financial intermediary through which shares are held) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale or Exchange of Fund Shares

The sale or exchange of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares of the Funds are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Upon the exchange of Fund shares, the applicable Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you exchanged. See the Prospectus for more information.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders;

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally will not be subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long- term capital losses, and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPI”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder that (A) has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts. Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Funds and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisers.

Special rules apply to distributions to certain foreign shareholders from a RIC that is a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition of USRPIs. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. Neither Fund generally expects that it will be a USRPHC or would be a USRPHC but for the operation of the special exceptions referred to above, and thus does not expect these special tax rules to apply. In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, a RIC serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a RIC if shares in that RIC constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a RIC recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the RIC exceeds the RIC’s investment company taxable income (after taking into account deductions for dividends paid by the RIC).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of the RIC and that RIC recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a RIC may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the RIC.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Funds to obtain information sufficient to identify the status of each of their shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of redemptions or exchanges of Fund shares and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest- related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Creation and Redemption of Creation Units

An Authorized Participant that purchases Creation Units in exchange for cash, portfolio securities or a combination thereof is generally expected to recognize a gain or a loss on the exchange. The gain or loss generally will be equal to the difference between the market value of the Creation Units at the time and the sum of the cash paid by the Authorized Participant and the Authorized Participant’s aggregate basis in any securities surrendered by the Authorized Participant. An Authorized Participant that redeems Creation Units for cash and/or portfolio securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units surrendered and the sum of the cash received by the Authorized Participant and the aggregate market value of any securities received by the Authorized Participant. In certain cases, however, the IRS may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax adviser with respect to whether or when a loss might be deductible.

Gain or loss recognized by an Authorized Participant upon a purchase of Creation Units in exchange for Component Securities may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon a purchase of Creation Units in exchange for Component Securities generally will be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon a redemption of Creation Units generally will be treated as long-term capital gain or loss if the Creation Units have been held for more than one year. Otherwise, such capital gain or loss generally will be treated as short-term capital gain or loss. Authorized Participants should consult their own tax adviser with respect to the tax treatment to them of any creation or redemption transaction.

Substantial Share Purchases by Authorized Participants

A Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Funds would have a basis in the securities different from the market value of such securities on the date of deposit. Each Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Funds, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

The Funds’ audited financial statements, including the notes thereto and the report thereon of Ernst & Young LLP, the Funds’ Independent registered Public Accounting Firm, included in the Funds’ annual shareholder report for the year ended June 30, 2020 (the “2020 Annual Report”) are incorporated by reference into this SAI. No other parts of the 2020 Annual Report are incorporated by reference.

APPENDIX A —

IMPACT SHARES, CORP.

PROXY VOTING POLICY

Proxy Voting and Class Actions

Background

Rule 206(4)-6 under Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to Client Securities to do the following:

•

Adopt and implement written policies and procedures reasonably designed to ensure that Impact Shares votes Client Securities in the Clients’ best interests. Such policies and procedures must address the manner in which Impact Shares will resolve material conflicts of interest that can arise during the proxy voting process.

•	Disclose to Clients how they may obtain information from Impact Shares about how Impact Shares voted with respect to their Securities.

•	Describe to Clients Impact Shares’ proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Risks

•	Impact Shares would violate its fiduciary duty to clients if it failed to properly develop proxy voting policies and procedures.

Policy

General

Impact Shares exercises proxy voting authority on behalf of Clients. It is Impact Shares’ policy generally to vote against any management proposals that Impact Shares believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance.

Impact Shares has retained Institutional Shareholder Services Inc. (“ISS”) to provide proxy voting services. Impact Shares’ proxy voting guidelines have been provided to ISS for purposes of rendering those services.

Impact Shares may refrain from voting proxies at its discretion.

Conflicts of Interest

Impact Shares must act as a fiduciary when voting proxies on behalf of its Clients. In that regard, Impact Shares seeks to avoid possible conflicts of interest in connection with proxy voting. Examples of a conflict of interest include:

•	Impact Shares provides investment advice to an officer or director of an issuer. Impact Shares receives a proxy solicitation from that issuer or from a competitor of that issuer.

•

Impact Shares or an affiliate has a financial interest in the outcome of a proxy vote, such as when Impact Shares is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Impact Shares

•	An issuer or some other third party offers Impact Shares or an Employee compensation in exchange for voting a proxy in a particular way.

•	An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer. Impact Shares receives a proxy solicitation from that issuer.

Guidelines

Business Operations

Impact Shares generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that Impact Shares believes will not typically have a significant negative effect on the value of the investment. Such proposals include, but are not limited to:

•	Name changes;

•	Election of directors;

•	Ratification of auditors;

•	Maintaining current levels of directors’ indemnification and liability;

•	Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and

•	Employee stock purchase or ownership plans.

Change in Status and Other Matters

Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

•	Mergers, acquisitions, restructurings;

•	Reincorporation; and

•	Changes in capitalization.

Impact Shares will typically vote against any proposal that has a negative impact on its investment.

Voting on Social Matters

Impact Shares’ mission is to facilitate positive corporate social behavior through alignment of capital with specific desired corporate social outcomes. Impact Shares may, at times, submit shareholder resolutions that further fund specific social outcomes and vote shares in line with those outcomes. In line with that mission Impact Shares believes that well-managed companies are attentive to social impacts, and take appropriate steps to measure, manage, and disclose policies, programs, and performance with respect to social impacts. Impact Shares will generally support proposals that request that companies undertake reasonable efforts to measure, manage, and report on their social impacts, including impacts throughout their supply chains. Corporations have a variety of impacts on society including, but not limited to, the following categories:

Diversity. Companies that have strong diversity policies and programs and those that disclose the performance and success of those programs are, we believe, less vulnerable to disruptions as a result of workplace strife, exceptional turnover, costly lawsuits and reputational damage.

•

Impact Shares will generally vote in favor of proposals that request disclosure of a company’s workforce diversity data, pay ratios by demographic categories and those that request that companies expand their equal employment opportunity statement to include sexual orientation and gender identity and/or expression.

Gender Equality. Impact Shares believes that companies that take affirmative steps to attract, retain and promote women and to advance gender equality and women’s empowerment in the workplace and beyond are better-managed companies.

•

Impact Shares will generally vote in favor of proposals that request the adoption of board committee charter language that would require the company to consider female and/or minority candidates in every director search and those that seek increased disclosure of policies and program aimed at promoting gender equality and empowerment.

Human Rights. Impact Shares believes it is the responsibility of businesses to protect and uphold human rights in their own operations and throughout their supply chain. It is also critical for companies to manage human rights as failing to do so can result in costly legal and reputational risk.

•

Repressive Regimes: Impact Shares will generally vote in favor of proposals that request that companies adopt policies regarding, or increase reporting around any involvement with, repressive regimes or conflict zones.

•

Human Trafficking: Impact Shares will generally vote in favor of proposals that request that companies adopt policies to prohibit human (labor and sex) trafficking or programs to educate employees and consumers about related risks.

•

Negative Images & Stereotyping: Impact Shares will generally vote in favor of proposals that request that companies develop policies governing the use of images of indigenous peoples, women or other identifiable groups in their advertising, brand, or mascots.

Indigenous Peoples’ Welfare. Impact Shares believes a company’s effectiveness in managing indigenous relations is an indicator of management quality. Failing to address indigenous relations issues when they arise can pose reputational, regulatory and financial risks to corporations.

•

Impact Shares will generally vote in favor of proposals requesting that companies develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.

Labor Relations. Impact Shares believes that constructive labor management relations are an indicator of sound management and a sustainable business model.

•

Impact Shares will generally vote in favor of proposals that request that companies adopt policies or codes of conduct that address employees’ rights to collective bargaining or other labor relations issues that protect employees’ rights.

Product Safety and Integrity. Impact Shares believes that a company’s failure to comply with regulatory requirements and problems associated with product safety or product promotion can have far-reaching, negative consequences for consumers and therefore can result in reputational and financial damage to the company. Product recalls, often as a result of product safety issues, in particular, can cause considerable harm to a company’s revenues, reputation, profitability, publicity and brand integrity.

•

Impact Shares will generally vote in favor of proposals that request that companies take steps to improve product-related safety performance or report on product safety and integrity issues. These issues may include, but are not limited to, privacy & data security, toxicity, animal welfare, nanomaterials, and product recalls.

Workplace Health and Safety. Impact Shares believes a company’s commitment to workplace and employee safety is a key component of its overall sustainability profile. The costs of workplace accidents can grow quickly when factoring in workers’ compensation payments, legal expenses associated with litigation, regulatory penalties and compliance costs.

•

Impact Shares will generally vote in favor of proposals that request that companies adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.

Community. Impact Shares believes that companies that are committed to having a positive impact on the communities in which they operate tend to be better-managed companies. Not only are these companies better able to avoid reputational and legal risks that can result from negative community relations – positive community relations are often an indication of superior management.

•	Impact Shares will generally vote in favor of proposals that request that companies adopt policies or report on practices that govern community engagement.

Other Issues

Impact Shares will vote on issues that are not covered in these Guidelines in accordance with the Principles outlined above.

Proxy Admin Procedures

In general, because Impact Shares will vote proxies according to the Proxy Administrator’s Proxy Voting Guidelines.

Impact Shares may determine that it is in the best interests of its Clients to depart from Proxy Administrator’s Proxy Voting Guidelines when voting a particular proxy. In this case, the CIO or

Portfolio Manager will decide how to vote the proxy, providing the CCO with the reason for deviating from Proxy Administrator’s Proxy Voting Guidelines and identifying any known conflicts of interest. The CCO will also conduct a review to determine if there are any conflicts of interest related to the issuer. If no material conflicts of interest are identified, the CCO will direct the Proxy Administrator to vote the proxy as recommended by the CIO or Portfolio Manager. If a material conflict of interest is identified, deviation from the Proxy Administrator’s recommendation will not be permitted.

Class Actions

Impact Shares’ standard advisory contract authorizes Impact Shares to direct Client participation in class actions. Impact Shares shall determine appropriate participation in any class action.

Impact Shares generally does not file class actions for accounts or funds which have been closed. Additionally, Impact Shares usually does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Proxy Admin

•

The Chief Compliance Officer directs the Proxy Administrator to vote Client proxies according to their Proxy Voting Guidelines. Any deviations from these recommendations must be approved in writing by the CCO.

•	Any proxy that potentially involves other conflicts of interest must be escalated to the Chief Compliance Officer for review and determination of any further actions that may be appropriate.

•

Where the Chief Compliance Officer determines there is a potential for a material conflict of interest regarding a proxy, the Chief Compliance Officer will consult with the portfolio manager and a determination will be made as to whether one or more of the following steps will be taken: (i) inform Clients of the material conflict and Impact Shares’ voting decision; (ii) discuss the proxy vote with Clients; (iii) fully disclose the material facts regarding the conflict and seek the Clients’ consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party.

The Chief Compliance Officer will document the steps taken to evidence that the proxy vote was in the best interest of Clients and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures.

PART C

OTHER INFORMATION

Item 28		Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust of the Registrant, dated as of January 31, 2018, is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on March 20, 2018.

	(2)(i)	Certificate of Designation dated January 31, 2018 for Impact Shares NAACP Minority Empowerment ETF is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on March 20, 2018.

	(2)(ii)	Certificate of Designation dated January 31, 2018 for Impact Shares YWCA Women’s Empowerment ETF is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on March 20, 2018.

	(2)(iii)	Certificate of Designation dated August 28, 2018 for Impact Shares Sustainable Development Goals Global Equity ETF is incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 31, 2018.

(b)		By-laws of the Registrant are incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on March 20, 2018.

(c)	(1)	Instruments defining rights of security holders with respect to the Registrant are contained in the Amended and Restated Agreement and Declaration of Trust and By-Laws, which are incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on March 20, 2018.

(d)	(1)	Investment Advisory Agreement, containing Amended Exhibit A, dated July 17, 2018 is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 23, 2019.

(e)	(1)	Distribution Agreement, containing Amended Schedule A, dated March 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 23, 2019.

	(2)	Distribution Services Agreement dated March 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 23, 2019.

(f)		Not applicable.

(g)	(1)	Custody Agreement, containing Amended Schedule II, dated April 5, 2018 is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 23, 2019.

(h)	(1)	Administration Agreement, containing Amended Schedule I, dated March 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 23, 2019.

	(2)	Transfer Agency and Service Agreement, containing Amended Appendix A, dated April 5, 2018 is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 23, 2019.

	(3)	Sub-License Agreement with Impact Shares, Corp. dated July 17, 2018, as amended, is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 23, 2019.

	(4)	Form of Authorized Participant Agreement between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on March 20, 2018.

	(5)	Expense Limitation Agreement dated October 25, 2019 is filed herewith.

	(6)	Expense Limitation Agreement dated August 14, 2020 is filed herewith.

(i)	(1)	Opinion of legal counsel relating to Impact Shares NAACP Minority Empowerment ETF, dated July 9, 2018, is incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on July 10, 2018.

	(2)	Opinion of legal counsel relating to Impact Shares YWCA Women’s Empowerment ETF, dated August 22, 2018, is incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 22, 2018.

	(3)	Opinion of legal counsel relating to Impact Shares Sustainable Development Goals Global Equity ETF, dated August 31, 2018, is incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 31, 2018.

(j)	(1)	Consent of Independent Registered Public Accounting Firm is filed herewith.

	(2)	Power of attorney is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on May 8, 2018.

(k)		Not applicable.

(l)		Not applicable.

(m)	(1)	Rule 12b-1 Distribution Plan, containing Amended Exhibit A, adopted April 12, 2018 is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on August 23, 2019.

(n)		Not applicable.

(o)		Reserved.

(p)	(1)	Code of Ethics of the Registrant and Impact Shares, Corp. is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on March 20, 2018.

	(2)	Code of Ethics of SEI Investments Distribution Co. is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on March 20, 2018.

101.INS		XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH		XBRL Taxonomy Extension Schema Document

101.CAL		XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF		XBRL Taxonomy Extension Definition Linkbase Document

101.LAB		XBRL Taxonomy Extension Label Linkbase Document

101.PRE		XBRL Taxonomy Extension Presentation Linkbase Document

Item 29.	Persons Controlled by or under Common Control with Registrant.

Not Applicable.

Item 30.	Indemnification

Article IV of the Registrant’s Declaration of Trust provides as follows:

Section 4.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Series Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee, officer, employee or agent of the Trust or any Series of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or the respective Series or the Shareholders, in connection with Series Property or the affairs of the Trust or the respective Series, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Series Property of the affected Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception regarding Trustees and officers, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 4.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 4.2. Mandatory Indemnification. The Trust hereby agrees, solely out of the assets of the affected Series, to indemnify each Person who at any time serves as Trustee or officer of the Trust (each such Person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article IV by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(a) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial- type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.

(d) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority, solely out of the assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent as corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.

Item 31.	Business and Other Connections of Investment Adviser.

Investment Adviser—Impact Shares Corp

Impact Shares was formed in 2014 under the laws of the State of Texas as a nonprofit corporation.

Impact Shares is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of Impact Shares together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Impact Shares pursuant to the Advisers Act (SEC File No. 801-112391).

Item 32.

SEI Investments Distribution Co. (the Distributor) is the principal underwriter of the Trust.

The Distributor acts as distributor for:

SEI Daily Income Trust

SEI Tax Exempt Trust

SEI Institutional Managed Trust

SEI Institutional International Trust

The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

Bishop Street Funds

SEI Asset Allocation Trust

SEI Institutional Investments Trust

City National Rochdale Funds (f/k/a CNI Charter Funds)

Causeway Capital Management Trust

ProShares Trust

Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)

SEI Offshore Advanced Strategy Series SPC

SEI Structured Credit Fund, LP

Global X Funds

ProShares Trust II

SEI Special Situations Fund

Exchange Traded Concepts Trust (f/k/a FaithShares Trust)

Schwab Strategic Trust

RiverPark Funds Trust

Adviser Managed Trust

SEI Core Property Fund

New Covenant Funds

Highland Funds I (f/k/a Pyxis Funds I)

KraneShares Trust

SEI Insurance Products Trust

The KP Funds

The Advisors’ Inner Circle Fund III

SEI Catholic Values Trust

SEI Hedge Fund SPC

SEI Energy Debt Fund

Gallery Trust

Schroder Series Trust

Schroder Global Series Trust

City National Rochdale Select Strategies Fund

Metaurus Equity Component Trust

Impact Shares Trust

City National Rochdale Strategic Credit Fund

Symmetry Panoramic Trust

Frost Family of Funds

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) Information with respect to each director, officer or partner of each principal underwriter is as follows. Unless otherwise noted, the business address of each director or officer is 1 Freedom Valley Drive, Oaks, PA 19456.

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	—

Paul F. Klauder	Director	—

Wayne M. Withrow	Director	—

Kevin P. Barr	Director, President & Chief Executive Officer	—

Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	—

Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—

John C. Munch	General Counsel & Secretary	—

Mark J. Held	Senior Vice President	—

John P. Coary	Vice President & Assistant Secretary	—

Lori L. White	Vice President & Assistant Secretary	—

Judith A. Hirx	Vice President	—

Jason McGhin	Vice President	—

Gary Michael Reese	Vice President	—

Robert M. Silvestri	Vice President	—

(c) Not applicable.

Item 33.	Location of Accounts and Records

(1)	The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286 (records relating to its function as transfer agent).

(2)	SEI Investments Distribution Co. 1 Freedom Valley Drive, Oaks, PA 19456 (records relating to its function as distributor).

(3)	The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286 (records relating to its function as custodian).

(4)	SEI Investments Global Funds Services 1 Freedom Valley Drive, Oaks, PA 19456 (records relating to its function as administrator).

(5)	Impact Shares, Corp. 2189 Broken Bend, Frisco, Texas 75034 (records relating to its function as adviser).

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 14 under the Securities Act to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas on this 20th day of October, 2020.

By:	/s/ Ethan Powell
Ethan Powell
President and Treasurer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ethan Powell Ethan Powell	Trustee	October 20, 2020

/s/ Kathleen Legg* Kathleen Legg	Trustee	October 20, 2020

/s/ Winston Lowe* Winston Lowe	Trustee	October 20, 2020

By:	/s/ Ethan Powell
Ethan Powell
Attorney in Fact*

*

Pursuant to Power of Attorney dated April 11, 2018 incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, File No. 333-221764, filed on May 8, 2018.

INDEX TO EXHIBITS

Exhibit No.

(h)	(5)	Expense Limitation Agreement dated October 25, 2019.

	(6)	Expense Limitation Agreement dated August 14, 2020.

(j)	(1)	Consent of Independent Registered Public Accounting Firm, dated October 20, 2020.